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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                 by and between


                              ABRAMS RIVERSIDE, LLC


                                       and


                                NATIONSBANK, N.A.


                          Dated as of November 1, 1997

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                                Table of Contents

                                                                                                      Page
Article           Definitions........................................................................    1

Section 1.1       Definitions........................................................................    1

Section 1.2       General............................................................................    9

Article 2.        Amount and Terms of the Letter of Credit...........................................   10

Section 2.1       Issuance of the Letter of Credit...................................................   10

Section 2.2       Reimbursement Obligation...........................................................   10

Section 2.3       Letter of Credit Commission........................................................   10

Section 2.4       Payments and Computations..........................................................   11

Section 2.5       Obligations Absolute...............................................................   12

Section 2.6       Commercial Practices...............................................................   12

Section 2.7       Increased Costs....................................................................   13

Section 2.8       Payments Net of Taxes, Etc.........................................................   13

Section 2.9       AGREEMENT REGARDING INTEREST AND CHARGES...........................................   14

Section 2.10      Evidence of Obligations............................................................   14

Section 2.11      Extension of Stated Expiration Date................................................   15

Section 2.12      Alternate Letter of Credit.........................................................   15

Section 2.13      Remarketing........................................................................   15

Article 3.        Conditions of Issuance.............................................................   16

Section 3.1       Condition Precedent to Issuance of the Letter of Credit............................   16

Section 3.2       Additional Conditions Precedent to Issuance of the Letter of Credit................   22




Section 3.3       Covenant to Deliver................................................................   22

Section 3.4       Conditions Precedent to Approval of Requisitions and Related Matters...............   23

Article 4.        Representations and Warranties.....................................................   28

Section 4.1       Representations and Warranties of the Company......................................   28

Section 4.2       Survival of  Representations and Warranties........................................   32

Article 5.        Affirmative Covenants..............................................................   32

Section 5.1       Preservation of Existence and Similar Matters......................................   32

Section 5.2       Compliance with Applicable Law.....................................................   32

Section 5.3       Maintenance of Property............................................................   32

Section 5.4       Conduct of Business................................................................   32

Section 5.5       Insurance..........................................................................   33

Section 5.6       Payment of Taxes and Claims........................................................   33

Section 5.7       Accounting Methods and Financial Records...........................................   33

Section 5.8       Visits and Inspections.............................................................   33

Section 5.9       Remarketing Agent, Underwriter and Trustee.........................................   33

Section 5.10      Environmental Law Compliance.......................................................   34

Section 5.11      Registration of Bonds..............................................................   34

Section 5.12      Financial Covenants................................................................   34

Article 6         Information........................................................................   35

Section 6.1       Information........................................................................   35

Article 7.        Negative Covenants.................................................................   37

Section 7.1       Indebtedness for Borrowed Money....................................................   37

Section 7.2       Guaranties.........................................................................   37

                                                  - 5 -


Section 7.3       Investments........................................................................   37

Section 7.4       Liens ............................................................................    37

Section 7.5       Merger, Consolidation and Sale of Assets...........................................   37

Section 7.6       Transaction with Affiliates........................................................   37

Section 7.7       Plans ................................................................................38

Section 7.8       Loans.................................................................................38

Section 7.9       Change of Name; Change of Address of
                  Chief Executive Office or Principal Place
                  of Business in Georgia.............................................................   38

Section 7.10      Judgment...........................................................................   38

Section 7.11      Attachment.........................................................................   38

Article 8.        Default............................................................................   38

Section 8.1       Events of Default..................................................................   38

Section 8.2       Remedies...........................................................................   40

Section 8.3       Additional Rights..................................................................   41

Section 8.4       Cash Collateral Account............................................................   41

Article 9.        Miscellaneous......................................................................   43

Section 9.1       Notices............................................................................   43

Section 9.2       Fees and Expenses..................................................................   44

Section 9.3       Litigation.........................................................................   45

Section 9.4       Right of Set Off...................................................................   46

Section 9.5       Indemnification....................................................................   47

Section 9.6       Amendments.........................................................................   48

Section 9.7       Survival...........................................................................   48

Section 9.8       Titles and Captions................................................................   48

Section 9.9       Severability of Provisions.........................................................   48

                                                 -6-


Section 9.10      GOVERNING LAW......................................................................   49

Section 9.11      Assignment.........................................................................   49

Section 9.12      Participations.....................................................................   49

Section 9.13      Further Assurances.................................................................   49

Section 9.14      Counterparts.......................................................................   49

Section 9.15      ENTIRE AGREEMENT...................................................................   50



EXHIBIT A         Form of Letter of Credit
EXHIBIT B         Form of Pledge Agreement
EXHIBIT C         Form of Extension Request
EXHIBIT D         Form of Opinion of Counsel
EXHIBIT E         Development Cost Breakdown
EXHIBIT F         Amortization Schedule

         LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of November 1, 1997, by and between ABRAMS RIVERSIDE, LLC, a Georgia limited liability company (the "Company"), and NATIONSBANK, N.A. (the "Bank").

         WHEREAS, the Development Authority of Douglas County (the "Issuer") is to issue $11,000,000 in aggregate principal amount of its Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997, (the "Bonds"), pursuant to a Trust Indenture, dated as of November 1, 1997 (the "Indenture"), by and between the Issuer and AmSouth Bank, as trustee (the "Trustee"), for the purpose of financing the acquisition, construction and equipping of a facility for the manufacturing of store fixtures, bank fixtures and display units for retail outlets, to be owned by the Company and to be leased to and operated by Abrams Fixture Corporation, a corporation organized under the laws of the State of Georgia;

         WHEREAS, pursuant to the terms of a Lease Agreement, dated as of November 1, 1997 (the "Agreement"), by and between the Issuer and the Company, the Issuer has leased the Project to the Company and has agreed to allow the Company to use the proceeds received by the Issuer from the issuance of the Bonds to finance the Project and the Company has agreed to pay amounts under the Agreement to the Issuer at such times and in such amounts as necessary to provide for the payment of the principal of, premium (if any) and interest on, and the purchase price of, the Bonds when due;

         WHEREAS, in order to fulfill the requirements of the Indenture, the Company has requested that the Bank issue an irrevocable, direct-pay letter of credit for the benefit of the Trustee and for the account of the Company, to provide a credit facility for payment of the principal of and interest on the Bonds on the scheduled due dates and upon redemption or acceleration and upon tender for purchase; and

         WHEREAS, the obligations of the Company under this Reimbursement Agreement and the other Related Documents shall be secured by the guaranties (the "Affiliate Guaranties") of Abrams Industries, Inc. ("Abrams Industries") and Abrams Properties, Inc. ("Abrams Properties"), corporations organized under the laws of the State of Georgia sometimes referred to hereinafter, individually, as an "Affiliate Guarantor" and, collectively, as the "Affiliate Guarantors"), and the grant of a Lien in the other Collateral.

         NOW, THEREFORE, in consideration of the premises, in order to induce the Bank to issue such letter of credit and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS.

         Section 1.1.  Definitions.
                       -----------
         For the purposes of this Reimbursement Agreement, the following terms have the following meanings:

         "Acquisition," as applied to any Business Unit or Investment, means the
          -----------
acquiring or acquisition of a controlling interest in such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

         "Affiliate"  means,  with  respect  to any  Person,  any  entity  which
          ---------
directly or indirectly controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person or any Person who is a director, officer or partner of such Person or any Subsidiary of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to (a) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of management and policies of a business, whether through the ownership of voting securities, by contract or otherwise and either alone or in conjunction with others or any group.

          "Affiliate Guaranties" means the Guaranties of Abrams Industries, Inc.
           --------------------
and Abrams Properties, Inc. guaranteeing the obligations of the Company hereunder.

          "Affiliate  Guarantors"  means  Abrams  Industries,  Inc.  and  Abrams
           ---------------------
Properties, Inc. who shall execute and deliver their respective Affiliate Guaranties guaranteeing the obligations of the Company hereunder.

          "Agreement"  means the Lease Agreement,  dated as of November 1, 1997,
           ---------
by and between the Issuer and the Company.

          "Applicable  Law" means all  applicable  provisions of  constitutions,
           ---------------
statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts and arbitrators.

         "Bank" means NationsBank, N.A.
          ----

         "Bond Purchase Agreement" means the Bond Purchase  Agreement,  dated as
          -----------------------
of November 12, 1997, by and among the Company, the Issuer and the Underwriter.

         "Bond Purchasers" means the purchasers of the Bonds.
          ---------------

         "Bonds" has the meaning given that term in the Indenture.
          -----

         "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday
          ------------
on which each of the Bank, the Trustee and the Remarketing Agent is open for business; provided, that for purposes of counting the number of Business Days prior to a given day, "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday on which each of the Bank, the Trustee and the Remarketing Agent is scheduled to be open for business regardless of whether each such entity is in fact open for business on such day.

         "Business  Unit"  means  the  assets  constituting  the  business  or a
          --------------
division or operating unit thereof of any Person.

         "Capitalized  Lease  Obligation"  means  Indebtedness   represented  by
          ------------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Cash  Collateral  Account" means a special  non-interest-bearing  cash
          -------------------------
collateral account maintained with the Bank, in the name of the Company (as cash collateral account) but under the sole dominion and exclusive control of the Bank, subject to the provisions of Section 8.4 hereof.

         "Closing Date" means November 12, 1997.
          ------------

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Collateral"  means any real or personal  property in which the Company
          ----------
or any other Person has granted a Lien as security for any of the Obligations, including, without limitation, Collateral Securities, Pledged Collateral (as defined in the Pledge Agreement), the Land, Improvements, Personal Property and other items set forth in the Deed to Secure Debt and the Trust Estate.

         "Collateral Security" has the meaning given that term in Section 8.4.
          -------------------
(a).

         "Company" has the meaning given that term in the introductory paragraph
          -------
of this Reimbursement Agreement.

         "Deed to Secure  Debt"  shall mean that  certain  Deed to Secure  Debt,
          --------------------
Security Agreement and Assignment of Leases, dated as of November 1, 1997, executed by the Company in favor of the Bank.

          "Default" means the occurrence of any event or occurrence described in
           -------
Section 8.1. hereof which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

         "Default  Rate" means a per annum rate equal to the Prime Rate plus one
          -------------
percent (1.0%).

         "Eligible  Securities"  means (i) United States  Treasury  bills with a
          --------------------
remaining maturity not in excess of 90 days, (ii) negotiable certificates of deposit of the Bank or of other prime United States commercial banks with a remaining maturity not in excess of 90 days and (iii) such other instruments

(within the meaning of Article 9 of the Uniform Commercial Code) as the Company may request and the Bank may approve in writing.

         "Environmental  Laws" means any federal,  state or local laws, rules or
          -------------------
ordinances relating to environmental protection, including without limitation, the following: Clean Air Act, 42 U.S.C. Sections 7401, ET SEQ.; Federal Water Pollution Control Act, 33 U.S.C. Sections 1251, ET SEQ.; Solid Waste Disposal Act, 42 U.S.C. Sections 6901, ET SEQ.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, ET SEQ.; National Environmental Policy Act, 42 U.S.C. Sections 4321, ET SEQ.; regulations of the Environmental Protection Agency and any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

         "Event of Default" means the occurrence of any of the events  specified
          ----------------
in Section 8.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as
          -----
in effect from time to time.

         "Governmental Approvals" means all authorizations, consents, approvals,
          ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental  Authority" means any national, state or local government
          -----------------------
(whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

          "Guaranty," "Guaranties," "Guaranteed" or to "Guarantee" as applied to
           ---------   -----------   ----------         ---------
any obligation means and includes:

         (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation; or

         (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by

                  (i)      the purchase of securities or obligations,

                  (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss,

                  (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation,

                  (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or

                  (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "Hazardous  Materials"  means and  includes,  without  limitation,  (a)
          --------------------
hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, or in any other applicable Environmental Laws, (b) hazardous substances, as defined in the Comprehensive Environmental Response, Compensation and Liability Act, or in any other applicable Environmental Laws, (c) gasoline, or any other petroleum product or by-product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any other applicable Environmental Laws, (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any other applicable Environmental Laws, or (f) any hazardous waste, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used or defined in the Hazardous Materials Transportation Act, the Clean Air Act or the Clean Water Act, as each such Act, statute or regulation may be amended from time to time.

         "Improvements"  means any  improvements  presently,  or hereafter to be
          ------------
constructed, on the Land, as more fully described in the Deed to Secure Debt.

         "Indebtedness"  means and  includes,  with  respect to any Person,  all
          ------------
items of indebtedness which, in accordance with generally accepted accounting principles would be included in the determination of liabilities as shown on the liability side of the balance sheet of such Person as of the date on which Indebtedness is to be determined.

         "Indenture" means the Trust Indenture, dated as of November 1, 1997, by
          ---------
and between the Issuer and the Trustee.

         "Investment"  means,  with  respect  to any  Person:  (a) any  share of
          ----------
capital stock, evidence of Indebtedness or other security issued by any other Person; (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person; (c) any Guaranty of the obligation of any other Person; (d) any other investment (other than the Acquisition of a Business Unit) in any other Person (excluding financial instruments utilized solely for cash management) and (e) any commitment or option to make an Investment in any other Person.

         "Land"  means the  property to be  developed  with the  proceeds of the
          ----
Bonds, as more fully described in the Deed to Secure Debt.

         "Letter of Credit" means the irrevocable,  direct-pay Letter of Credit,
          ----------------
dated November 12, 1997, issued by the Bank for the benefit of the Trustee and for the account of the Company, in substantially the form of Exhibit A attached to this Reimbursement Agreement.

         "Lien"  as  applied  to the  property  of any  Person  means:  (a)  any
          ----
mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction.

         "Material  Adverse  Effect,"  with respect to the Company,  means (i) a
          -------------------------
material adverse effect on the business, operations, properties, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the incurrence of liabilities or obligations of the Company and its Subsidiaries (other than current liabilities incurred in the ordinary course of business and Indebtedness incurred in accordance with the provisions of this Reimbursement Agreement), (iii) an impairment of the ability of the Company to perform its obligations under this Reimbursement Agreement or (iv) an impairment of the ability of the Bank to enforce such obligations.

         "Money Borrowed" means, as applied to the Indebtedness of a Person: (a)
          --------------
Indebtedness for money borrowed; (b) Indebtedness, whether or not in any such case the same was for money borrowed, but other than trade debt of such Person incurred in the ordinary course of business (i) represented by notes payable, and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or
(iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property; or (c) Indebtedness that constitutes a Capitalized Lease Obligation.

         "Multiemployer  Plan"  has the  meaning  given  that  term  in  Section
          -------------------
4001(a)(3) of ERISA, as amended or revised from time to time.

         "Obligations"  means and  includes,  with respect to the  Company,  all
          -----------
loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Company to the Bank in any capacity of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Reimbursement Agreement or any of the Related Documents, including without limitation, (a) any obligation of the Company to repay the Bank for any drawing under the Letter of Credit and (b) all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to the Company in connection with its dealings with the Bank and payable by the Company hereunder or thereunder.

         "Official  Statement"  means that  certain  Official  Statement,  dated
          -------------------
November 12, 1997, relating to the Bonds.

     "PBGC" means the Pension  Benefit  Guaranty  Corporation  and any successor
      ----
agency.

         "Permitted  Liens" means,  as to any Person or such Person's  property:
          ----------------
(a) inchoate Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of such Person; and (d) Liens in favor of the Bank.

         "Person" means an individual,  corporation,  partnership,  association,
          ------
trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Personal  Property"  means,  generally,  the equipment to be purchased
          ------------------
with the proceeds of the Bonds, as more fully described in the Deed to Secure Debt.

         "Plan" means an "employee  pension benefit plan" (as defined in Section
          ----            ------------------------------
3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

         "Plans and  Specifications"  has the meaning given that term in Section
          -------------------------
3.1(r) of this Reimbursement Agreement.

         "Pledge Agreement" means the Pledge Agreement,  dated as of November 1,
          ----------------
1997, by and among the Company, the Trustee and the Bank, substantially in the form of Exhibit B attached to this Reimbursement Agreement.

          "Preliminary   Official  Statement"  means  that  certain  Preliminary
           ---------------------------------
Official Statement, dated October 27, 1997 relating to the Bonds.

          "Prime  Rate"  means  the  rate  of  interest  publicly  announced  by
           -----------
NationsBank, N.A. in Atlanta, Georgia, from time to time as its "prime rate."

         "Project" has the meaning given that term in the Agreement.
          -------

         "Project Site" has the meaning given that term in the Deed to Secure
          ------------
Debt.

          "Reimbursement   Agreement"   means   this   Letter  of   Credit   and
           -------------------------
Reimbursement Agreement.

         "Related  Documents"  means  the  Letter  of  Credit,  the  Bonds,  the
          ------------------
Indenture, the Agreement, the Deed to Secure Debt, the Remarketing Agreement, the Pledge Agreement, the Note and any other agreement or instrument executed and delivered in connection with any of the foregoing.

         "Remarketing Agent" has the meaning given that term in the Indenture.
          -----------------

         "Remarketing Agreement" has the meaning given that term in the
          ---------------------
Indenture.

         "Reportable  Event" has the meaning given that term in Section  4043(b)
          -----------------
of ERISA, but shall not include a Reportable Event to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

         "Responsible  Officer" means the President or any Vice President of the
          --------------------
Company or, with respect to financial matters, the Chief Financial Officer, Treasurer or Controller of the Company.

         "Stated  Expiration Date" means the date set forth as such on the first
          -----------------------
page of the Letter of Credit and any such later date to which it may be extended in accordance with Section 2.11.

         "Sublease" means the Sublease,  dated as of October 1, 1997 between the
          --------
Company and Abrams Fixture Corporation.

         "Subsidiary" means, when used to determine the relationship of a Person
          ----------
to another Person, a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such

Person, (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such contingency or (B) are entitled, as such holders, to vote for the election of a majority of directors (or individuals performing similar functions) of such Person, whether or not the right to so vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

         "Termination  Event" means (a) a Reportable  Event; (b) the filing of a
          ------------------
notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

         "Trust Estate" has the meaning given that term in the Indenture.
          ------------

         "Trustee" has the meaning given that term in the Indenture.
          -------

         "Underwriter" means Merchant Capital, L.L.C., as Underwriter.
          -----------

         "Unfunded  Vested Accrued  Benefits"  means with respect to any Plan at
          ----------------------------------
any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan.

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as
          -----------------------      ---
in effect from time to time in the State of Georgia.

         Section 1.2.  General.
                       -------

         Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with generally accepted accounting principles. All terms defined in the UCC and not otherwise defined herein are used herein as defined in the UCC. References in this Reimbursement Agreement to "Sections," "Articles," "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Reimbursement Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" shall mean a Subsidiary of the Company or a Subsidiary of such Subsidiary and a reference to an "Affiliate" shall mean a reference to an Affiliate of the Company. Unless otherwise indicated, all references to time are references to Atlanta, Georgia time.


               ARTICLE 2. AMOUNT AND TERMS OF THE LETTER OF CREDIT

         Section 2.1.  Issuance of the Letter of Credit.
                       --------------------------------

         Upon fulfillment of the applicable conditions set forth in Article 3, and subject to the terms and conditions of this Reimbursement Agreement, the Bank agrees to issue the Letter of Credit on November 12, 1997, for the account of the Company, naming the Trustee as beneficiary and having an initial stated amount of $11,162,739.72. Such stated amount shall reduce and be reinstated in accordance with the terms of the Letter of Credit.

         Section 2.2.  Reimbursement Obligation.
                       ------------------------

         The Company hereby agrees to pay to the Bank on the date on which the Bank shall pay any draft presented under the Letter of Credit (but only after payment by the Bank under the Letter of Credit) a sum equal to the amount so paid under the Letter of Credit; provided, however, in the event of a drawing under the Letter of Credit to pay the Purchase Price (as defined in the Indenture) of any Bonds tendered for purchase pursuant to Section 3.08 of the Indenture, the Company agrees to pay to the Bank on or before the 30th day following the date on which the Bank shall pay any such draft, a sum equal to the amount so paid under the Letter of Credit, plus interest from the date payment is so made by the Bank until payment in full, at a per annum rate equal to the Prime Rate plus one percent (1.0%); provided, further, however, that no interest shall be payable pursuant to the immediately preceding clause on any amounts repaid by 10:00 a.m. on the Business Day immediately succeeding the day on which any such drawing is honored.

         Section 2.3.  Letter of Credit Commission.
                       ----------------------------

         The Company hereby agrees to pay to the Bank a letter of credit commission with respect to the amount available to be drawn under the Letter of Credit, in an amount equal to 0.55% per annum of the maximum amount available under the Letter of Credit as of the Closing Date and on each November 15th thereafter. Such letter of credit commission shall be payable on the Closing Date and on November 15, 1998 and each November 15 thereafter. Upon any extension of the Letter of Credit, the amount of the letter of credit commission shall be determined by the Bank; provided, however, that the Letter of Credit commission will not exceed 0.75% per annum of the maximum amount available under the Letter of Credit.

          Section 2.4  Payments and Computations.
                       -------------------------

         (a) The Company shall make each payment hereunder not later than 12:00 noon on the day when due in lawful money of the United States of America to the Bank at its address referred to in Section 9.1.(c) in immediately available funds. The Company hereby authorizes the Bank, if and to the extent payment is not made when due hereunder, to charge from time to time against any of the Company's accounts with the Bank any amount so due. Computations of interest and letter of credit commission hereunder shall be made by the Bank on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) elapsed. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or letter of credit commission, as the case may be. If any amount required to be paid by the Company to the Bank under this Reimbursement Agreement or any Related Document remains unpaid after such amount is due (whether because of operation of law or otherwise), the Company shall pay interest on such past due amount from the date due until such amount is paid in full at the Default Rate. All such interest shall be due and payable on demand.

         (b) On the first Business Day of each month, beginning November 1, 1998, the Company shall deliver monies equal to one-twelfth (1/12) of the principal amount coming due on the next November 1st, to the Bank. In addition, not later than the Business Day prior to each Interest Payment Date and each Redemption Date, the Company shall deliver monies sufficient to pay the interest due and payable on such Interest Payment Date or Redemption Date. In any event and notwithstanding anything herein to the contrary, not later than the Business Day prior to each Interest Payment Date and each Redemption Date, the Company shall deliver monies sufficient to pay the principal and interest due and payable on such Interest Payment Date or Redemption Date.

         (c) Notwithstanding anything herein to the contrary, the Company shall receive as a credit against its obligation to make the interest payments described in this Section 2.4 all payments made by the Trustee from the Construction Fund to reimburse the Bank for interest drawings under the Letter of Credit.

         (d) All monies delivered to the Bank pursuant to Section 2.4(c) above shall be deposited in the sinking fund account described in Section 3.2(a) of this Agreement, and shall be used by the Bank to reimburse the Bank for draws under the Letter of Credit. While in such account, such monies shall be invested in such short-term investments as may be directed by the Company with the consent of the Bank (but in any event so that the monies will be available on the payment dates for which reimbursement will be required), and all earnings on such monies shall be deposited in the sinking fund account and used to reimburse the Bank for draws under the Letter of Credit.

         Section 2.5  Obligations Absolute.
                      --------------------

         The obligations of the Company under Section 2.2. of this Reimbursement Agreement shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Reimbursement Agreement under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity or enforceability of any Related Document or any term or provisions therein; (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents; (c) the existence of any claim, setoff, defense or other right which the Company may have at any time against the Trustee, any other beneficiary or any transferee of the Letter of Credit (or any Persons for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Reimbursement Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transaction; (d) any breach of contract or dispute between the Company, the Trustee, the Issuer, the Bank, the Remarketing Agent or any other Person; (e) any demand, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (f) any non-application or misapplication by the Trustee or otherwise of the proceeds of any drawing under the Letter of Credit; (g) payment by the Bank under the Letter of Credit in good faith against presentation of a draft or certificate which does not strictly comply with the terms of the Letter of Credit; and (h) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Company's obligations hereunder. Nothing in this Section shall abrogate any right which the Company may have to recover damages from the Bank under Section 2.6.

         Section 2.6  Commercial Practices.
                      --------------------

         The Company agrees that neither the Bank nor any of its directors, officers, employees or agents shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee or any other beneficiary or transferee in connection therewith; (b) any reference which may be made to this Reimbursement Agreement or to the Letter of Credit in any agreements, instruments or other documents relating to the Bonds;
(c) the validity, sufficiency or genuineness of documents other than the Letter of Credit, or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein proves to be untrue or inaccurate in any respect whatsoever; (d) payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (e) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Bank shall be liable to the Company for acts or events described in clauses (a) through (e) above, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by (i) the Bank's willful misconduct or gross negligence in determining whether a drawing made under the Letter of Credit complies with the terms and conditions therefor stated in the Letter of Credit or (ii) the Bank's willful failure to pay under the Letter of Credit after presentation of a drawing by the beneficiary thereof strictly complying with the terms and conditions of the Letter of Credit. The Company understands and agrees that the Bank may accept a drawing that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under the Letter of Credit prior to its expiration or whether a drawing made under the Letter of Credit is in proper and sufficient form shall be made by the Bank in its sole discretion, which determination shall be conclusive and binding upon the Company. The Company hereby waives any right to object to any payment made under the Letter of Credit with regard to a drawing that is in the form provided in the Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

         Section 2.7  Increased Costs.
                      ---------------

         If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof or any compliance by the Bank with any new guideline or request from any central bank or administrative or governmental authority (whether or not having the force of law) shall either (a) affect, impose, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against letters of credit (or similar contingent obligations) issued by, or amount of capital required or expected to be maintained by, or assets held by, or deposits in or for the account of, the Bank or any corporation controlling the Bank or (b) impose on the Bank or any corporation controlling the Bank any other condition regarding this Reimbursement Agreement or the Letter of Credit, and the result of any event referred to in the preceding clause (a) or (b) shall be to increase the cost to the Bank or any corporation controlling the Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by the Bank's reasonable allocation of the aggregate of such cost increases resulting from any such event), then, upon demand by the Bank, the Company shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank or any corporation controlling the Bank for such increased cost. A certificate as to such increased cost incurred by the Bank as a result of any event mentioned in clause (a) or (b) above, submitted by the Bank to the Company, shall, in the absence of manifest error, be conclusive and binding for all purposes.

         Section 2.8  Payments Net of Taxes, Etc.
                      ---------------------------

         All payments to the Bank under this Reimbursement Agreement and the Related Documents shall be made free and clear of and without deduction, setoff or counterclaim of any kind whatsoever and in such amounts as may be necessary in order for all such payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, deductions, duties or other charges or withholdings of whatsoever nature imposed by any Person, except in the case of the Bank, any tax (or portion thereof) imposed on, or measured by, the net income of the Bank pursuant to Applicable Laws (such taxes, levies, imposts, deductions, duties or other charges or withholdings are referred to hereinafter, collectively, as the "Taxes"), to be not less than the amounts otherwise specified to be paid under this Reimbursement Agreement and the Related Documents. The Company shall indemnify the Bank against liability for all Taxes as and when due and shall promptly (and in any event not later than thirty days after payment thereof) furnish to the Bank as the case may be, such certificates, receipts and other documents as may be required (in the judgment of the Bank) to establish the payment of such Taxes and any tax credit to which the Bank may be entitled. The Company agrees to pay any present or future stamp, recording or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution or delivery or otherwise with respect to, this Reimbursement Agreement. The obligations of the Company under this Section shall survive the termination of this Reimbursement Agreement and the repayment of the Obligations.

         SECTION 2.9  AGREEMENT REGARDING INTEREST AND CHARGES.
                      ----------------------------------------

         ALL CHARGES IMPOSED BY THE BANK ON THE COMPANY IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT, INCLUDING ALL LETTER OF CREDIT COMMISSIONS, DEFAULT CHARGES, LATE CHARGES, ATTORNEYS' FEES AND REIMBURSEMENT FOR COSTS AND EXPENSES PAID BY THE BANK TO THIRD PARTIES OR FOR DAMAGES INCURRED BY THE BANK, ARE CHARGES MADE TO COMPENSATE THE BANK FOR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE BANK IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT AND THE RELATED DOCUMENTS AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTIONS 7-4-2 OR 7-4-18. ALL CHARGES SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE. In no event shall the amount of any interest payable hereunder exceed the maximum rate of interest allowed by Applicable Law. It is the express intent of the parties hereto that the Company not pay and the Bank not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

         Section 2.10  Evidence of Obligations.
                       -----------------------

         The Bank may maintain in accordance with its usual practice a record of account evidencing the indebtedness of the Company resulting from each drawing under the Letter of Credit. In any legal action or proceeding in respect of this Reimbursement Agreement, the entries made in such record shall be conclusive evidence, absent manifest error, of the existence and amounts of the obligations of the Company therein recorded. Failure of the Bank to maintain any such record shall not excuse the Company from any of its obligations under this Reimbursement Agreement or any of the Related Documents.

         Section 2.11  Extension of Stated Expiration Date.
                       -----------------------------------

         The Company may request the Bank to extend the Stated Expiration Date of the Letter of Credit for successive five-year periods. On or before November 15, 2000, the Company shall request such an extension by executing and delivering to the Bank a written request in the form of Exhibit C attached hereto (an "Extension") executed by the Company. On or before November 15, 2005 and on or before November 15, 2010, provided the Bank has previously extended the stated Expiration Date, the Company shall request an extension in each instance by executing and delivering to the Bank an Extension executed by the Company. Upon receipt of an Extension, the Bank shall then determine whether or not there is an Event of Default as defined herein or in any of the Related Documents. If an Event of Default exists under Section 8.1(a), (f) or (g) of this Reimbursement Agreement, or a payment default exists under any Related Document, the Bank shall not be obligated to extend the Stated Expiration Date of the Letter of Credit. If any other Event of Default exists under the Reimbursement Agreement or any Related Document, the Bank shall provide written notice to the Company of such Event of Default and the Company shall have a period of thirty (30) days after receipt of said notice to cure such Event of Default. If there is no Event of Default or if such Event of Default is cured within such thirty (30) day period, the Bank shall extend the Stated Expiration Date by five (5) years by delivering to the Trustee, on or before December 31, 2000 and on or before December 31, 2005 and December 31, 2010, as applicable, an Extension Certificate in the form of Annex F to the Letter of Credit. If there is an Event of Default that is not cured as provided in this Section 2.11, then the Bank will not be obligated to extend the Letter of Credit and the Bank shall not deliver an Extension Certificate in accordance with this Section 2.11. Such failure shall be deemed to be a denial of the Company's extension request.

         Section 2.12  Alternate Letter of Credit.
                       --------------------------

         The Company may cause the Letter of Credit to be terminated by providing an Alternate Letter of Credit to the Trustee in accordance with the terms of the Indenture.

         Section 2.13.  Remarketing.
                        -----------

                  Bonds purchased by the Remarketing Agent pursuant to a tender drawing to pay the purchase price of Bonds tendered for purchase upon failed remarketing shall be owned by the Bank and delivered to the Trustee and registered in the Bank's name or in the name of its nominee, pursuant to the Pledge Agreement. Such delivery and registration shall constitute a purchase by the Bank of the Bonds ("Bank Bonds"). Interest on the Bank Bonds shall be paid to the Bank from the date of the tender drawing until paid in full or remarketed in accordance with the provisions of the Indenture at the rate referred to as the Alternate Weekly Index, and such interest shall be payable on the first business day of each month; provided that on any overdue installment of principal, the Company shall pay interest on Demand, at the default rate. (The default rate shall be a per annum rate of interest equal to the Prime Rate plus 2% per annum.) If the Bank Bonds have not been remarketed on the 10th day following the tender date, the Company agrees to make principal payments to the Bank in accordance with the remaining portion of the twenty (20) year principal amortization schedule attached hereto as Exhibit F.


                        ARTICLE 3. CONDITIONS OF ISSUANCE

         Section 3.1.  Condition Precedent to Issuance of the Letter of Credit.

         The obligation of the Bank to issue the Letter of Credit is subject to the condition precedent that the Bank shall have received on or before the Closing Date the following, each dated or dated as of such day and each in form and substance satisfactory to the Bank:

         (a)      This Reimbursement Agreement, duly executed by the Company.

         (b) The Bond Purchase Agreement, duly executed by the Underwriter, the Company and the Issuer.

         (c) The Remarketing Agreement, duly executed by the Remarketing Agent, the Company and the Issuer.

         (d) The Pledge Agreement, duly executed by the Company, the Trustee and the Bank.

         (e) The Deed to Secure Debt, duly executed by the Company and the Issuer.

         (f) The Affiliate Guaranties, duly executed by the respective Affiliate Guarantors.


         (g) The Financing Statements, duly executed by the Company.

         (h) A  Title  Insurance  Commitment  (the  "Title  Commitment")  on the
American Land Title Association's standard loan policy form, written by Commonwealth Land Title Insurance Company (the "Title Insurance Company"), insuring the Bank in an amount not less than the appraised value of the Land and Improvements as reviewed and approved by the Bank's in-house appraisal department. The Title Commitment shall commit to insure the security deed(s) conveying any real estate collateral required hereunder to be a valid first in priority security title subject only to such exceptions and conditions of title as the Bank sees fit to approve, in its sole discretion. The title insurance policy (the "Title Policy"), when issued, shall not contain any exception for matters of survey, mechanic's or materialmen's liens or taxes and assessments which are due and payable, and shall contain an endorsement which shall provide for increasing coverage under the Title Policy upon subsequent disbursements of the Bond proceeds in good faith and without knowledge of title defects and any other endorsements required by the Bank.

         Copies of any instruments creating any lien or encumbrance excepted from the coverage outlined in the Title Commitment shall be attached to the Title Commitment. A tax report or other evidence of payment of all taxes and assessments on the Land shall be attached to the Title Commitment.

         Prior to the advance of any Bond proceeds, the Bank must receive an endorsement to the Title Policy insuring any and all modifications of security deeds as of the date recorded, subject to no intervening liens or interests.

         (i) Approval by the Bank of the general contractor responsible for constructing the Project. The Bank hereby approves Abrams Construction, Inc. as the general contractor.

         (j) A fully executed construction contract for the construction of the Improvements, which contract shall be satisfactory to the Bank in all respects. The Bank may appoint, at the Company's sole cost and expense, an inspecting consultant who shall review the construction contract and all other materials related thereto, and who shall continue to serve as inspecting architect throughout the construction of the Improvements.

         (k) Consents to the assignment of construction documents, including consents by the construction contractor, architect and all other parties to contracts and documents concerning or affecting the Land and Improvements, including undertakings of the general contractor and architect to continue performance on the Bank's behalf without additional cost in the event of default by the Company.

         (l) A development cost breakdown and construction and non-construction costs breakdowns on the Bank's forms (or upon AIA Standard Document No. G 703) showing details of all construction and non-construction costs including a specification of which items are to be funded from sources other than Bond proceeds.

         (m) An owner's affidavit with respect to the Project Site, such affidavit to be in form sufficient to remove from the foregoing Policy of Title Insurance the "standard exceptions."

         (n) Two (2) sealed copies of a current survey of the proposed Project, including all adjoining alleys and appurtenant easements, prepared and certified by a duly registered land surveyor of the State of Georgia. Said survey, which shall be subject to the approval of the Bank and Bank's counsel, shall be prepared in accordance with the Bank's standard survey instructions. The survey shall contain a satisfactory Surveyor's Certificate and shall be accompanied by a standard Surveyor's Inspection Report as may be required by the title insurer so as to allow the deletion of the standard survey exceptions from the Bank's title insurance policy. During the course of construction, the Company shall be required to furnish to the Bank such additional surveys as it may from time to time require, including one or more "foundation surveys" prior to the first disbursement of Bond proceeds, and upon completion of construction of the Project, the Borrower shall furnish a final "as-built" survey showing all improvements on the Project, and all appurtenances thereto as actually constructed, as well as such other information as may be required by the Bank. All surveys shall be certified to "NationsBank of Georgia, National Association," the Company and the title insurance company insuring the interest of the Bank's security instrument, and shall also be certified to comply with the minimum technical standards for surveys established by the State of Georgia. In addition, the survey must show whether or not the Project, and specifically any building improvements are located in a U.S. Department of Housing and Urban Development ("H.U.D.") identified "Special Flood Hazard Area" or "Floodway Area." The survey must identify the specific flood zone in which the Project, and/or the improvements are located, the finished ground floor elevations of the improvements, and the base flood elevation. Flood Hazard Certification must comply with the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, and the Housing and Community Development Acts of 1974 and 1977, all as amended, as applicable.

         (o) A letter from the appropriate governmental zoning authority indicating that the Land is zoned to allow the use contemplated by the Company and by a site plan and plans and specifications (the "Plans and Specifications") and attaching copies of any restrictions, conditions and variances applicable to the Land.

         (p) If, on or prior to the date of the issuance of the Letter of Credit, any contractors, subcontractors, materials suppliers or others have worked on the Land or delivered materials to the Land, the Company shall secure their execution of any affidavits and lien waivers which may be required by the Bank's counsel or the Title Insurance Company in order to comply with the title insurance provisions hereof.

         (q) A UCC-1, tax, judgment and lien search report conducted on the Company and any other owner or holder of collateral hereunder (and under any other names by which such entity or individual has been known in the last 5 years) in the counties in which such entities have operated (or such individual has resided) during the last 5 years.

         (r) If any secured note or other loan or lien is to be paid from the Bond proceeds, the Company shall present to the Bank a pay-off letter from each individual or entity holding a lien on the Land. The letter shall be signed by the holder of the lien and shall indicate:

                  (i) the amount required to satisfy and release the lien as of the proposed date of closing (the unpaid balance, including interest, accrued to the proposed date of closing),

                  (ii) the "per diem" or the amount of interest  accruing  daily
                            --------
upon the unpaid balance for each day following the date of the proposed closing of the loan; and

                  (iii) an affirmation that upon receipt of such amount, the holder of the lien shall consider the lien satisfied and shall release the lien by the execution of any and all appropriate instruments.

         (s) Current and present originals or certified copies of all Project soil test reports containing the findings and recommendations of a registered soils engineer. Such report must be acceptable in scope and content to the Bank.

         (t) An environmental assessment of the Project prepared for the Bank by an environmental consultant engaged by the Bank, at the expense of the Company, which assessment shall be in form and content satisfactory to the Bank in its absolute and sole discretion. This report will be used by the Bank but will not be deemed to be conclusive. The Bank shall have no obligation to issue the Letter of Credit if the Project or any adjacent property contains any environmentally hazardous substances, underground or above ground storage tanks, or other environmental conditions deemed by the Bank, in the exercise of its absolute and sole discretion, to be unsafe or constitute an undue risk to the Bank.

         (u) Evidence satisfactory to the Bank that the Company has obtained all permits, licenses and other authorizations which are then required under all Environmental Laws relating to the Project, and that the Company is in compliance in all material respects with all such Environmental Laws.

         (v) An As-Built Appraisal of the Project, ordered at the expense of the Company, which shall be satisfactory in all respects to the Bank (and reviewed and approved by the Bank's in-house appraisal department).

         (w) Good Standing certificates with respect to each of the Company and the Affiliate Guarantors issued by the Secretary of State of the State of Georgia.

         (x) A certificate of the Member of the Company, dated the Closing Date, certifying among other things: (i) that the articles of organization and the operating agreement of the Company, in the form attached thereto, are in full force and effect and have not been amended, supplemented, revoked or repealed since the date of such certification; (ii) that attached thereto are true and correct copies of resolutions duly adopted by the sole member of the Company and continuing in effect, which authorize the execution, delivery and performance by the Company of this Reimbursement Agreement and the Related Documents to which the Company is a party; (iii) that the Company is in good standing with all licenses, income and franchise taxes paid; (iv) that there are no proceedings for dissolution or liquidation of the Company (commenced or threatened); and (v) the incumbency, signatures and authority of the officers of the Company authorized to execute and deliver this Reimbursement Agreement and the Related Documents to which the Company is a party.

         (y) A certificate of the Secretary or an Assistant Secretary of each Affiliate Guarantor, dated the Closing Date, certifying among other things: (i) that the articles of incorporation and bylaws of the Affiliated Guarantors, in the form attached thereto, are in full force and effect and have not been amended, supplemented, revoked or repealed since the date of such certification;
(ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of the Affiliated Guarantors and continuing in effect, which authorize the execution, delivery and performance by the Affiliated Guarantors; (iii) that the Affiliated Guarantors are in good standing with all licenses, income and franchise taxes paid; (iv) that there are no proceedings for dissolution or liquidation of the Affiliated Guarantors (commenced or threatened); and (v) the incumbency, signatures and authority of the officers of the Affiliated Guarantors authorized to execute and deliver the Affiliated Guarantees and the Related Documents to which the Affiliate Guarantor is a party.

         (z) A certificate of a Responsible Officer of the Company, dated the Closing Date, certifying that:

                  (i) The representations and warranties set forth in this Reimbursement Agreement and the Related Documents to which the Company is a party are true and correct as of such date;

                  (ii) No Event of Default or Default has occurred and is continuing as of such date; and

                  (iii) No material adverse change in the financial condition or business affairs of the Company and the Affiliate Guarantors has occurred since August 31, 1997.

         (aa)  Certified  copies  of  all  governmental   approvals   (including
approvals or orders of the Issuer) necessary with respect to this Reimbursement Agreement and the transactions contemplated hereby.

         (bb) Original, signed copies of the financial statements of the Company and original, signed copies of the financial statements of each Guarantor as requested by the Bank, together with the unqualified opinion of the accountants preparing such statements regarding such financial statements and any current credit reports and other financial data required in order to evidence no significant financial deterioration from the date of any initial financial statements, as and when requested by the Bank.

         (cc) A certificate of public liability insurance from an insurance company acceptable to the Bank and containing minimum limits of public liability coverage of $1,000,000.00, one person, with respect to one incident, and with respect to property damage. The Borrower shall also present a certificate of worker's compensation insurance, if required by the Bank at any time during the term of the Letter of Credit.

         The certificate required under the immediately preceding paragraph shall contain an endorsement clause showing the Bank as an additional insured or loss payee, as appropriate, and shall list the address of the Bank as shown above.

         All policies must be issued by insurance companies and agencies licensed by the Insurance Commissioner of the State of Georgia.

         The Bank shall have the right to approve each and every insurance carrier and policy. all policies shall be in the amounts, form and content (including mortgagee clauses) and issued by such companies as are acceptable to the Bank. Each insurance company must have a rating of A- or better (Excellent or Superior), and Class IX or better, in A.M. Best's Insurance Reports.

         All  policies  must  contain   provisions   obligating   the  insurance
carrier(s) to provide the Bank at least thirty (30) days' advance written notice of the expiration, termination or cancellation of any such policy or policies.

         Policy premiums for all coverages (including personal property if given as security) must be current and the Bank may require paid receipts or other evidence as proof of payment.

         Except for liability insurance, the above-referenced insurance policies shall contain a standard mortgagee clause naming "NATIONSBANK, N.A., ITS SUCCESSORS AND/OR ASSIGNS" as first mortgagee, which states that the insurance coverage shall not be affected by any act or neglect of the Borrower or owner of the improvements.

         The applicable policies must be maintained during the term of the Letter of Credit. All annual policy renewals must be forwarded to NationsBank, N.A., at the address first above written or such other address as designated by the Bank from time to time.

         The Bank reserves the right to require the escrow of insurance premiums during the term of the Letter of Credit.

         (dd) The Company shall present evidence satisfactory to the Bank that the Land has direct access to public roads by curb cuts adequate for the use contemplated in the Plans and Specifications (or other access satisfactory to the Bank), and that storm and sanitary sewer facilities, gas, water, electric and telephone services adequate for the use contemplated in the Plans and Specifications are available on or at the boundary of the Land. If sanitary services are to be provided through the use of a septic tank, the Borrower shall present to the Bank for its approval the results of a percolation test.

         (ee) An executed copy of each of the Indenture and the Agreement and specimens of the Bonds.

         (ff) A certificate from the Issuer stating that the Issuer has duly executed and delivered the Bonds to the Trustee.

         (gg) An opinion of Hunton & Williams, Atlanta, Georgia, Bond Counsel, in form and substance satisfactory to the Bank, which shall include advice from such Bond Counsel to the Bank that the Bank may rely on such opinion.

         (hh) An opinion letter from Holt, Ney, Zatcoff & Wasserman, LLP, Atlanta, Georgia, counsel to the Company, dated the Closing Date and substantially in the form of Exhibit D attached to this Reimbursement Agreement.

         (ii) An opinion letter from Holt, Ney, Zatcoff & Wasserman, LLP, counsel to each of the Affiliate Guarantors, dated the Closing Date, in form and substance satisfactory to the Bank.

         (jj) Payment of all fees due and payable on the Closing Date under the terms of any of the Related documents.

          Section 3.2. Additional Conditions Precedent to Issuance of the Letter
                       ---------------------------------------------------------
of Credit.
---------

         The obligation of the Bank to issue the Letter of Credit shall be subject to the further condition precedent that on the date of the issuance of the Letter of Credit:

         (a)  Simultaneously  with the  issuance  of the  Letter of  Credit,  as security for the Bonds, the Company shall create and maintain an interest-bearing sinking fund account with the Bank, controlled exclusively by the Bank, and the Company hereby grants the Bank a first priority security interest in and a collateral assignment of the amounts on deposit in such account. The Company hereby covenants and agrees to take any and all actions necessary to cause the Bank to have a perfected first priority security interest in and a collateral assignment of the amounts on deposit in such account.

         (b) No change or prospective change in Applicable Law, or any interpretation thereof by any court or administrative, banking or governmental authority charged or claiming to be charged with the administration thereof applicable to the Bank or the Bonds, has occurred which, in the opinion of the Bank, would have any effect described in Section 2.7. or would increase the risk to the Bank with respect to payments under this Reimbursement Agreement or the security therefor; and

         (c) The Bank shall have received such other approvals, opinions or documents as the Bank may reasonably request.

         Section 3.3.  Covenant to Deliver.
                       -------------------

         The Company agrees (not as a condition but as a covenant) to deliver to the Bank each item required to be delivered to the Bank as a condition to the issuance of the Letter of Credit notwithstanding the fact that the Bank may issue the Letter of Credit. The Company expressly agrees that the issuance of the Letter of Credit prior to the receipt by the Bank of any such item shall not constitute a waiver of the Company's obligation to deliver such item.

          Section  3.4.  Conditions  Precedent to Approval of  Requisitions  and
                         -------------------------------------------------------
Related Matters.
---------------

         The Bank's approval of requisitions for the disbursement of moneys from the Construction Fund as provided in the Indenture and the Agreement is subject to the further conditions that:

         (a) The Bank shall have received the following, each dated or dated as of such day and each in form and substance satisfactory to the Bank:

                   (i) A certificate from the project architect, if any, in the form required by the Bank;

                  (ii) The Plans and Specifications for the construction of the Improvements to be constructed upon the Land, which must be approved by both the Bank and its inspecting agent, if any. Any modifications to these items effected after such submission to the Bank (with the exception of any change order in a maximum amount of $50,000 that will not diminish the value of the Project, unless the Company has reached a cumulative amount of change orders in the amount of $250,000) shall be subject to the written approval of the Bank or its inspecting agent, if any.

                  (iii) A building permit covering all of the Improvements contemplated by the Plans and Specifications, issued by the appropriate governmental authority and, upon completion of construction of the Project, a certificate of occupancy and any other license or permits which may be required.

                  (iv) A duplicate original Builder's Risk, All Risk Completed Value Insurance Policy (the "Builder's Risk Policy"), in an amount equal to 100% of the replacement cost of the Improvements but in no event less than the amount of the Construction Contract, including, but not limited to, coverage for damage by fire, extended coverages, vandalism and malicious mischief, issued by an insurance company acceptable to the Bank. "Reporting Form" insurance is not acceptable to the Bank. The Builder's Risk Policy must provide for thirty (30) days' notice of cancellation to the Bank and must contain a standard mortgagee clause satisfactory to the Bank, in favor of the Bank in the priority position of the Bank's security title, and showing the address of the Bank as:

                           NationsBank, N.A.
                           Northwest Commercial Banking Center
                           Riverwood 100
                           3350 Riverwood Cir., N.W.
                           Atlanta, Georgia  30339

                  The certificate required under the immediately preceding paragraph shall contain an endorsement clause showing the Bank as an additional insured or loss payee, as appropriate, and shall list the address of the Bank as shown above.

                  All policies must be issued by insurance companies and agencies licensed by the Insurance Commissioner of the State of Georgia.

                  The Bank shall have the right to approve each and every insurance carrier and policy. all policies shall be in the amounts, form and content (including mortgagee clauses) and issued by such companies as are acceptable to the Bank. Each insurance company must have a rating of A- or better (Excellent or Superior), and Class IX or better, in A.M. Best's Insurance Reports.

                  All policies must contain provisions obligating the insurance carrier(s) to provide the Bank at least thirty (30) days' advance written notice of the expiration, termination or cancellation of any such policy or policies.

                  Policy premiums for all coverages (including personal property if given as security) must be current and the Bank may require paid receipts or other evidence as proof of payment.

                  Except for liability insurance, the above-referenced insurance policies shall contain a standard mortgagee clause naming "NATIONSBANK, N.A., ITS SUCCESSORS AND/OR ASSIGNS" as first mortgagee, which states that the insurance coverage shall not be affected by any act or neglect of the Borrower or owner of the improvements.

                  The applicable policies must be maintained during the term of the Letter of Credit. All annual policy renewals must be forwarded to NationsBank, N.A., at the address first above written or such other address as designated by the Bank from time to time.

                  The Bank reserves the right to require the escrow of insurance premiums during the term of the Letter of Credit.

                  (v) A schedule of values prepared and delivered by the construction contractor.

                  (iv) A Certificate of an inspecting agent stating that the work is being completed in substantial compliance with the Plans and Specifications.

         (b) Requisitions shall be submitted to the Bank in the form attached as Exhibit B to the Agreement, signed by the Company. Each requisition shall be accompanied by a statement showing the percentage of completion of the Project and setting forth in detail the amounts expended or costs incurred for work done and materials incorporated in the Project. All disbursements from the Construction Fund shall be made in accordance with the Development Cost Breakdown attached hereto as Exhibit E (the "Development Cost Breakdown"). If requested by the Bank, each requisition shall be accompanied by a letter, certificate of endorsement from the Title Insurance Company or an attorney certifying title stating that a search of the public records has been made and that such search reveals no claims which constitute a cloud on the Bank's secured position established by the Deed, and that the amount of the disbursement sought under the requisition will be covered by the Title Policy. If an endorsement to the Title Policy is necessary for the amount of the disbursement sought under the requisition to be covered, the endorsement shall accompany the requisition.

         (c) The Company shall not submit to the Bank for its approval more than one requisition per calendar month. Each request for advance must be received by the Bank at least five (5) Business Days prior to the date the disbursement sought under the requisition is to be paid.

         (d) Each submission of a requisition by the Company to the Bank shall constitute an affirmation that the warranties and representations contained in
Article 4 of this Reimbursement Agreement remain true and correct and that no breach of the covenants contained in Articles 5 and 7 of this Reimbursement Agreement has occurred as of the date of submission of such requisition, unless the Bank is notified and approves exceptions to the contrary prior to the disbursement of the amount sought under such requisition.

         (e) The amount of each advance shall be based on the percentage of completion of work in place, as determined by the Bank on the basis of the Company's requisition. No funds will be disbursed for materials stored on the Premises, with the exception of steel, unless said materials are to be put in place within forty-five (45) days. The Bank will at all times have final determination of amounts to be disbursed.

         (f) The Bank shall approve a requisition seeking disbursement of the last 10% (or any greater percentage including the last 10%) of the proceeds of the Bonds on deposit in the Construction Fund, but only on the date which is seven (7) Business Days after the date on which the Bank has received the last of the following items:

         (i) A Certificate of an inspecting agent stating that the work has been completed in substantial compliance with the Plans and Specifications;

         (ii) Affidavits of the Company and the construction contractor, stating that each person providing any material or performing any work in connection with the Project has been paid in full;

         (iii) An as-built survey showing all improvements, encroachments, rights-of-way, easements and other matters of survey;

         (iv) Any permits, licenses or other evidence of compliance with any requirements of Governmental Authorities necessary for the use of the Project as contemplated in the Plans and Specifications.

         (v) A duplicate original Hazard Insurance Policy (the "Hazard Insurance Policy"), in an amount equal to 100% of the replacement cost of the Improvements but in no event less than the amount of the Construction Contract, including, but not limited to, coverage for damage by fire, extended coverages, vandalism and malicious mischief, issued by an insurance company acceptable to the Bank. "Reporting Form" insurance is not acceptable to the Bank. The Hazard Insurance Policy must provide for thirty (30) days' notice of cancellation to the Bank and must contain a standard mortgagee clause satisfactory to the Bank, in favor of the Bank in the priority position of the Bank's security title, and showing the address of the Bank as:

                           NationsBank, N.A.
                           Northwest Commercial Banking Center
                           Riverwood 100
                           3350 Riverwood Cir., N.W.
                           Atlanta, Georgia  30339

                  The certificate required under the immediately preceding paragraph shall contain an endorsement clause showing the Bank as an additional insured or loss payee, as appropriate, and shall list the address of the Bank as shown above.

                  All policies must be issued by insurance companies and agencies licensed by the Insurance Commissioner of the State of Georgia.

                  The Bank shall have the right to approve each and every insurance carrier and policy. all policies shall be in the amounts, form and content (including mortgagee clauses) and issued by such companies as are acceptable to the Bank. Each insurance company must have a rating of A- or better (Excellent or Superior), and Class IX or better, in A.M. Best's Insurance Reports.

                  All policies must contain provisions obligating the insurance carrier(s) to provide the Bank at least thirty (30) days' advance written notice of the expiration, termination or cancellation of any such policy or policies.

                  Policy premiums for all coverages (including personal property if given as security) must be current and the Bank may require paid receipts or other evidence as proof of payment.

                  Except for liability insurance, the above-referenced insurance policies shall contain a standard mortgagee clause naming "NATIONSBANK, N.A., ITS SUCCESSORS AND/OR ASSIGNS" as first mortgagee, which states that the insurance coverage shall not be affected by any act or neglect of the Borrower or owner of the improvements.

                  The applicable policies must be maintained during the term of the Letter of Credit. All annual policy renewals must be forwarded to NationsBank, N.A., at the address first above written or such other address as designated by the Bank from time to time.

                  The Bank reserves the right to require the escrow of insurance premiums during the term of the Letter of Credit.

         (vi) Such other items as may be reasonably required by the Bank.

         (g) By execution of this Reimbursement Agreement, the Company agrees that: (i) the Bank is not acting as agent or trustee for the Company; (ii) the Bank will not be held accountable for any requisition approved in good faith; and (iii) all requisitions approved prior to receipt of written notice of revocation shall be deemed approvals made in good faith.

         (h) In its sole discretion, the Bank, at any time prior to granting its approval of any requisition submitted to it by the Company, may require that the Company obtain and deliver to the Bank written waivers or subordinations of liens from the construction contractor or any other subcontractor.

         (i) The Bank shall approve requisitions submitted by the Company up to the aggregate amount of the direct costs specified in the Development Cost Breakdown, for the purposes and in the amounts described therein, and not in excess of the budgeted amount thereof, and the Bank shall approve requisitions submitted by the Company for indirect costs up to the aggregate amount of the indirect costs specified in the Development Cost Breakdown for the purposes and in the amounts described therein and not in excess of the budgeted amount thereof. The foregoing notwithstanding, the Bank agrees that should any aspect of development of the Project be completed at a cost less than the amount allocated to such item or category in the Development Cost Breakdown, the surplus shall be available to fund overruns in other items or categories of items provided, in the Bank's reasonable discretion, the remaining undisbursed balance of the Construction Fund will be sufficient to complete construction of the Improvements in accordance with the provisions of this Reimbursement Agreement. The Bank further agrees that amounts in the contingency established pursuant to the Development Cost Breakdown may be used to fund overruns.


                   ARTICLE 4. REPRESENTATIONS AND WARRANTIES.

         Section 4.1.  Representations and Warranties of the Company.

         The Company represents and warrants to the Bank as follows:

         (a)  Organization;  Power;  Qualification.  The  Company  is a  limited
              ------------------------------------
liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of the State of Georgia, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in the State of Georgia and in each jurisdiction in which (i) the character of its properties or the nature of its business requires such qualification or authorization and (ii) the absence of such qualification or authorization would have a Material Adverse Effect.

         (b) Subsidiaries. The Company has no subsidiaries.
             ------------

         (c)  Authorization.  The Company has the right and power, and has taken
              -------------
all necessary action to authorize it, to execute, deliver and perform this Reimbursement Agreement and the Related Documents to which it is a party in accordance with their respective terms. This Reimbursement Agreement and such Related Documents have been duly executed and delivered by the duly authorized officers of the Company and each is, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.

         (d) Compliance of Agreement and Related  Documents With Laws,  Etc. The
             ---------------------------------------------------------------
execution, delivery and performance of this Reimbursement Agreement and the Related Documents in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Company,
(ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or bylaws of the Company, or any indenture, lease, loan or credit agreement, instrument or other contract or agreement to which the Company is a party or by which the Company or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company.

         (e)  Business.  Neither  the  Company  nor any of its  Subsidiaries  is
              --------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock
(within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System). The correct corporate name of the Company is "Abrams Riverside, LLC" and the Company does not conduct and, during the five-year period immediately preceding the Closing Date, has not conducted, business under any trade name or other fictitious name. The Company's chief executive office is located at 1945 The Exchange, Suite 400, Atlanta, Georgia 30339.

         (f) Compliance With Law;  Governmental  Approvals.  The Company (i) has
             ---------------------------------------------
all Governmental Approvals required by any Applicable Law relating to the Company, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or threatened attack by direct or collateral proceeding and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Law relating to the Company, the failure to comply with which would have a Material Adverse Effect.

         (g) Titles to  Properties.  The Company has good,  marketable and legal
             ---------------------
title to, or a valid leasehold interest in, its properties and assets, including but not limited to those reflected on the balance sheets of the Company referred to in Section 4.1.(l) except those which have been disposed of by the Company subsequent to the date of such balance sheets in the ordinary course of business.

         (h) Liens.  Except as set forth in Part I of Schedule 4.1.(h),  none of
             -----
the properties of the Company is, as of the Closing Date, subject to any Lien, except Permitted Liens. Except as set forth in Part II of Schedule 4.1.(h), no financing statement under the Uniform Commercial Code as enacted in any jurisdiction which names the Company as debtor or covers any property of the Company has been filed and is still effective in any state or other jurisdiction and the Company has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement except for financing statements and security agreements in favor of the Bank.

         (i)  Indebtedness  and Guaranties.  There is no indebtedness  for Money
              ----------------------------
Borrowed. The Company has performed and is in material compliance with all of the terms of such Indebtedness and Guaranties and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default, exists as of the Closing Date with respect to any such Indebtedness or Guaranty.

         (j)  Litigation.  There are no actions,  suits or  proceedings  pending
              ----------
(nor, to the knowledge of the Company, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Company or any of its property in any court or tribunal or before any arbitrator of any kind or before or by any governmental body except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company which, if adversely determined, would not singly or in the aggregate have a materially adverse effect on the financial condition or operations of the Company and there are no strikes or walkouts in progress relating to any labor contracts to which the Company is a party.

         (k) Tax Returns and Payments.  All federal, state and other tax returns
             ------------------------
of the Company required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Company and its properties, income, profits and assets which are due and payable have been paid except any such nonpayment which is at the time permitted under Section 5.6.

         (l) Adverse Change.  Since August 31, 1997, no material  adverse change
             --------------
in the business, assets, liabilities, financial condition, results of operations or business prospects of the Company and the Affiliate Guarantors has occurred.

         (m)  ERISA.  The  Company  and  its  Subsidiaries  have no  Plans  and,
              -----
consequently, are in compliance with ERISA, to the extent applicable, in all material respects. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by the Company to be, incurred by the Company or any Subsidiary.

         (n)  Absence of  Defaults.  The  Company  is not in  default  under its
              --------------------
articles of incorporation or bylaws, and no event has occurred, which has not been remedied, cured or waived, (i) which constitutes a Default or Event of Default, or (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Company under any indenture, lease, loan or credit agreement, instrument or other contract or agreement or judgment, decree or order to which the Company is a party or by which the Company or any of its properties may be bound.

         (o) Accuracy and Completeness of Information.  All written information,
             ----------------------------------------
reports and other papers and data furnished to the Bank were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with generally accepted accounting principles consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact is known to the Company which has had, or may in the future have (so far as the Company can foresee), a materially adverse effect upon the financial condition or operations of the Company or any Subsidiary which has not been set forth in such information, reports or other papers or data or otherwise disclosed in writing to the Bank prior to the Closing Date. No document furnished or written statement made to the Bank in connection with the negotiation, preparation or execution of this Reimbursement Agreement or any of the Related Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Company or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

         (p) Environmental Laws. The Company has obtained all permits,  licenses
             -------------------
and other authorizations which are required under Environmental Laws and is in compliance in all material respects with all terms and conditions of the required permits, licenses, and authorizations, and it is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. The Company is not aware of, and has not received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to the Company, may interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic, or hazardous substance or waste; and there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice or violation, investigation, or proceeding pending or, to the Company's knowledge, threatened, against the Company relating in any way to Environmental Laws.

         (q)  Official  Statement.  Except  for  information  contained  therein
              -------------------
describing the Bank, the Underwriter, the Issuer or exemption from taxation, as to which no representation is made: (i) the Official Statement of the Issuer relating to the Bonds is, and the Preliminary Official Statement of the Issuer relating to the Bonds as of its issuance date was, and any supplement or amendment to either thereof shall be, accurate in all material respects for the purposes for which its use is, was, or shall be, authorized; and (ii) the Official Statement does not, the Preliminary Official Statement as of its issuance date did not, and any such supplement or amendment shall not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading.

         (r)  Representations  and Warranties.  None of the  representations  or
              -------------------------------
warranties made by the Company in this Reimbursement Agreement, any other Related Document to which it is a party or in any financial statement, exhibit or document furnished in connection with this Reimbursement Agreement or any other Related Document to which it is a party as of the respective dates of such representations and warranties, contains any untrue statement of a material fact or omits any material fact necessary to make the statements made not misleading.

         (s)   Representations   and  Warranties  in  Related  Documents.   Each
               ---------------------------------------------------------
representation and warranty made by the Company in the Related Documents are hereby made to and for the benefit of the Bank as if the same were set forth herein in full.

         Section 4.2.  Survival of Representations and Warranties.
                       ------------------------------------------

         All statements contained in any certificate, financial statement, legal opinion or other instrument delivered by or on behalf of the Company pursuant to or in connection with this Reimbursement Agreement or any Related Document to which it is a party shall constitute representations and warranties made under this Reimbursement Agreement. All representations and warranties made under this Reimbursement Agreement shall be deemed to be made at and as of the Closing Date and at and as of the date of any drawing under the Letter of Credit.


                        ARTICLE 5. AFFIRMATIVE COVENANTS.

         Until  the  termination  of  this   Reimbursement   Agreement  and  the
expiration or cancellation of the Letter of Credit and the indefeasible satisfaction and payment in full of all Obligations, the Company will, unless the Bank shall otherwise consent in writing:

         Section 5.1.  Preservation of Existence and Similar Matters.
                       ---------------------------------------------

         Preserve and maintain its existence, rights, franchises, licenses and privileges in the jurisdiction of its organization and qualify and remain qualified as a limited liability company and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         Section 5.2.  Compliance With Applicable Law.
                       ------------------------------

         Comply with all Applicable Law, including the obtaining of all Governmental Approvals, relating to the Company.

         Section 5.3.  Maintenance of Property.
                       -----------------------

         In addition to, and not in derogation of, the requirements of any of the Related Documents, (a) protect and preserve all its trademarks, and maintain in good repair, working order and condition all tangible properties utilized in the Company's business operations, and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         Section 5.4.  Conduct of Business.
                       -------------------

         At all times carry on its business in an efficient manner and engage only in businesses in substantially the same fields as the business conducted on the Closing Date.

         Section 5.5.  Insurance.
                       ---------

         Maintain, in addition to that required by the Deed to Secure Debt or any of the other Related Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, and from time to time deliver to the Bank upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         Section 5.6.  Payment of Taxes and Claims.
                       ---------------------------

         Pay or discharge when due: (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of the Company or any of its Subsidiaries; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which the Company is contesting in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the appropriate books of the Company.

         Section 5.7.  Accounting Methods and Financial Records.
                       ----------------------------------------

         Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with generally accepted accounting principles consistent with those followed in the preparation of the financial statements referred to in Section 4.1.(l).

         Section 5.8.  Visits and Inspections.
                       ----------------------

         Permit representatives of the Bank, from time to time, as often as may be reasonably requested, but only during normal business hours and subject to reasonable procedures for the protection of proprietary processes, to: (a) visit and inspect the properties of the Company, (b) inspect and make extracts from its relevant books and records, including but not limited to management letters prepared by independent accountants, and (c) discuss with its principal officers, and its independent accountants, the business, assets, liabilities, financial conditions, results of operations and business prospects of the Company.

         Section 5.9.  Remarketing Agent, Underwriter and Trustee.
                       ------------------------------------------

         The Company will maintain a Remarketing Agent, Underwriter and Trustee acceptable to the Bank.

         Section 5.10.  Environmental Law Compliance.
                        ---------------------------

         Comply in all material respects with all applicable Environmental Laws. The Company will not permit any Person to use any Hazardous Materials at the Project Site or at any of the Company's other places of business except such materials as are incidental to the Company's normal course of business. The
Company shall provide the Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by the Company's business operations within 5 days of the request therefor.

         Section 5.11.  Registration of Bonds.
                        ---------------------

         Cause all Bonds which it acquires, or which it has had acquired for its account, to be registered forthwith in accordance with the Indenture in the name of the Company and pledged to the Bank under the Pledge Agreement.

         Section 5.12  Financial Covenants.
                       -------------------

         Until  the  termination  of  this   Reimbursement   Agreement  and  the
expiration or cancellation of the Letter of Credit and the indefeasible satisfaction and payment in full of all Obligations, the following financial covenants will be maintained:

         (i) Total Liabilities to Tangible Net Worth. Abrams Industries, Inc. must maintain a ratio of Total Liabilities to Tangible Net Worth of not greater than 3.80 to 1:0 quarterly, commencing April 30, 1998 and on each fiscal quarter end thereafter.

         As used above, Tangible Net Worth shall be calculated quarterly, commencing April 30, 1998 and on each fiscal quarter end thereafter and shall be defined as the sum of (a) common stock, paid-in capital and retained earnings shown on the balance sheet of Abrams Industries, Inc. minus (b) the treasury stock and intangible assets of Abrams Industries, Inc. as determined in accordance with generally accepted accounting principles, which includes but is not limited to, goodwill, covenants not to compete, capitalized patents and trademarks.

         (ii) Debt Service Coverage Ratio. Abrams Industries, Inc. shall maintain a Debt Service Coverage Ratio of not less than 1.10 to 1.0 at the end of each fiscal quarter commencing April 30, 1998, based upon the present fiscal quarter and the previous three fiscal quarters. Debt Service Coverage shall be defined as earnings before interest, taxes, depreciation, amortization and other non-cash expenses, less distributions or dividends divided by the sum of interest expense plus current maturities of long term debt and capital leases.

                             ARTICLE 6. INFORMATION

         Section 6.1.  Information.
                       -----------

         Until  the  termination  of  this   Reimbursement   Agreement  and  the
expiration or cancellation of the Letter of Credit and the indefeasible satisfaction and payment in full of all Obligations, the Company will, unless the Bank shall otherwise consent in writing, furnish to the Bank at its office then designated for notices pursuant to Section 9.1.:

         (a) Quarterly Financial  Statements.  Within 45 days after the close of
             -------------------------------
each fiscal quarter, the balance sheet and income statement of the Company and the Affiliate Guarantors as of the end of such quarter and setting forth in each case the financial position of the Company, or the Affiliate Guarantors, as applicable, as of the date thereof and the results of operation for such period, in comparative form including the figures for the corresponding periods of the previous fiscal year, all of which shall be certified as true and correct by the Chief Financial Officer or President of the Company.

         (b) Audited Year-End Statements.  Within 120 days after the end of each
             ---------------------------
fiscal year of the Company and the Affiliate Guarantors, the balance sheet of the Company and the Affiliate Guarantors, as applicable, as at the end of such fiscal year and the related statements of income, and with respect to the Affiliate Guarantors only, the retained earnings and cash flow of the Affiliate Guarantors for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, certified by independent certified public accountants whose certificate shall be in scope and substance satisfactory to the Bank and who shall have authorized the Affiliate Guarantors to deliver such financial statements and certification thereof to the Bank pursuant to this Reimbursement Agreement.

         (c) Officer's  Certificate.  At the time the financial  statements  are
             ----------------------
furnished pursuant to Sections 6.1.(a) and (b), the Company and the Affiliate Guarantors shall also furnish a certificate of their respective Chief Financial Officer or President: (i) setting forth as at the end of such fiscal year, in the case of financial statements furnished pursuant to Section 6.1.(b), with respect to the Company, the calculations required to establish whether or not the Company was in compliance with the requirements of Section 7.1. hereof, and with respect to Abrams Industries, Inc., the calculations required to establish whether or not Abrams Industries, Inc. was in compliance with the requirements of Section 5.12 hereof and (ii) in all cases, stating that, to the best of such officer's knowledge, information and belief, no Default or Event of Default exists, or if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Company with respect to such event, condition or failure.

         (d) Copies of Other Reports. (i) Promptly upon receipt thereof,  copies
             -----------------------
of all reports, if any, submitted to the Company by its independent public accountants, including, without limitation, any management report; (ii) as soon as practicable, copies of all financial statements and reports as the Company shall send to its stockholders and of all registration statements and all regular or periodic reports which the Company shall file, with the Securities and Exchange Commission or any successor commission and (iii) from time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Company as the Bank may reasonably request and that the Company has or without unreasonable expense can obtain.

         (e) Notice of Litigation  and Other  Matters.  Prompt notice of: (i) to
             ----------------------------------------
the extent the Company is aware of the same, the commencement of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Company or any of its Subsidiaries or any of their respective properties, assets or businesses, the adverse determination of which would have a materially adverse effect on the financial condition or operations of the Company; (ii) any amendment to the articles of incorporation or bylaws of the Company; (iii) any change in the management of the Company and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Company or any of its Subsidiaries which has had or may have any material adverse effect on the financial condition or operations of the Company and (iv) any Default or Event of Default or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by the Company under any indenture, lease, loan or credit agreement, instrument or other contract or agreement to which the Company is a party or by which the Company or any of its properties may be bound.

         (f) ERISA.  As soon as possible  and in any event  within 30 days after
             -----
the Company knows, or has reason to know, that: (i) any Termination Event with respect to a Plan has occurred or will occur; (ii) any Unfunded Vested Accrued Benefits exist or (iii) the Company is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Plan, a certificate of the President or Chief Executive Officer of the Company setting forth the details of such of the events described in clauses (i) through (iii) as applicable and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in clauses (i) through (iii) as applicable.

         (g) Notification of Environmental Matters. Prompt notice of (i) any and
             -------------------------------------
all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted or threatened against or otherwise affecting the Collateral or the Company's other business operations pursuant to any applicable Environmental Laws; and (ii) all claims made or threatened by any Person against the Company relating to damages, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

                          ARTICLE 7. NEGATIVE COVENANTS

         Until the termination of this Reimbursement Agreement and the expiration or cancellation of the Letter of Credit and the satisfaction in full of all Obligations, the Company will not, unless the Bank shall give its prior written consent:

         Section 7.1.  Indebtedness for Borrowed Money.
                       -------------------------------

         Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Indebtedness for Money Borrowed other than Indebtedness owing to the Bank.

         Section 7.2.  Guaranties.
                       ----------

         Become or remain liable on or under any Guaranty.

         Section 7.3.  Investments.
                       -----------

         Acquire, after the date hereof, any Business Unit or Investment or, after such date, permit any Investment to be outstanding.


         Section 7.4.  Liens.
                       -----

         Create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien upon any of its properties or assets of any character whether now owned or hereafter acquired other than Permitted Liens.

         In addition, Abrams Industries, Abrams Fixture Corporation and Abrams Construction, Inc., the general contractor of the Project, shall not be liable for recourse real estate debt other than Abrams Industries on the Project and Abrams Fixture Corporation and Abrams Industries, Inc. for the existing debt on the Jones Ave. building owned by Abrams Fixture Corporation and any debt resulting from the tax free exchange of the Jones Ave. building.

         Section 7.5.  Merger, Consolidation and Sale of Assets.
                       ----------------------------------------

         Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets, or sell or otherwise transfer all or a portion of the Project or of the Collateral or any of the Company's interest therein, to any Person.

         Section 7.6.  Transaction With Affiliates.
                       ---------------------------
         Effect any transaction with any Affiliate or Subsidiary by which inventory or any other asset or services of the Company is transferred to such Affiliate or Subsidiary, or any similar item is transferred from such Affiliate or Subsidiary to the Company, at less than FIFO cost or for more than fair salable value, or enter into any other transaction with an Affiliate or Subsidiary on terms more favorable to such Affiliate or Subsidiary than would be reasonably expected to be given in a similar transaction with an unrelated entity.

         Section 7.7.  Plans.
                       -----

         Take any action which would result in the existence of any Unfunded Vested Accrued Benefits under any Plans.

         Section 7.8.  Loans.
                       -----
         Extend credit to or make any advance, loan, contribution or payment of money or goods (other than normal compensation for personal services and travel expenses in the ordinary course of business) to any Person.

         Section 7.9.  Change  of Name; Change  of Address  of  Chief  Executive
                       ---------------------------------------------------------
Office  or Principal Place of Business in Georgia.
------------------------------------------------

         Change (i) the Company's legal name or (ii) the address of the Company's (a) chief executive office or (b) principal place of business in Georgia.

         Section 7.10.  Judgment.
                        --------

         Allow a judgment or order for the payment of money to be entered against the Company or any Subsidiary by any court which exceeds $50,000 in amount and allow such judgment or order to continue undischarged or unstayed for thirty (30) days.

         Section 7.11.  Attachment.
                        ----------

         Allow a warrant or writ of attachment or execution or similar process to be issued against (i) any property of the Company which warrant, writ, execution or process exceeds $50,000 in value and allow said warranty, writ, execution or process to continue undischarged or unstayed for ten (10) days or
(ii) any of the Collateral.

                               ARTICLE 8. DEFAULT.

         Section 8.1.  Events of Default.
                       -----------------

         Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a)  Default  in  Payment.  The  Company  shall  fail to pay any amount
              --------------------
payable to the Bank under any provision of Section 2.2., or any of the other Obligations, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise) which failure shall continue for a period of three

(3) days after written notice, specifying such failure and requesting that it be remedied, given by the Bank to the Company and the Affiliate Guarantors, or given by the Trustee to the Company; provided, however, that said notice may be delivered by the Bank to the Company and the Affiliate Guarantors via facsimile transmitted and confirmed by telephone.

         (b) Misrepresentations.  Any statement, representation or warranty made
             ------------------
by or on behalf of the Company orally or in writing under this Reimbursement Agreement or under any Related Document, or in any other writing or statement at any time furnished or made by or on behalf of the Company to the Bank, shall prove to have been incorrect or misleading in any material respect when furnished or made.

         (c)  Default  in  Performance.  The  Company  shall  fail to perform or
              ------------------------
observe any term, covenant, condition or agreement contained in this Reimbursement Agreement or in any Related Document to which it is a party, or in any other agreement between the Company and the Bank which failure shall continue for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given by the Bank to the Company and the Affiliates Guarantors or given by the Trustee to the Company, unless the Bank shall agree in writing to an extension of such time prior to the expiration thereof.

         (d)      [Intentionally Omitted]

         (e)      [Intentionally Omitted]

         (f) Voluntary Bankruptcy Proceeding. The Company, any Subsidiary or any
             -------------------------------
Affiliate shall: (i) commence a voluntary case under the United States Bankruptcy Code; (ii) file a petition seeking to take advantage of any other Applicable Laws relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign; (iv) admit in writing its inability to pay its debts as they become due; (v) make a general assignment for the benefit of creditors; (vi) make a conveyance fraudulent as to creditors under any Applicable Law or (vii) take any corporate action for the purpose of effecting any of the foregoing.

         (g) Involuntary Bankruptcy Proceeding. A case or other proceeding shall
             ---------------------------------
be commenced against the Company, any Subsidiary or any Affiliate in any court of competent jurisdiction seeking (i) relief under the United States Bankruptcy Code or under any other Applicable Laws relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company, such Subsidiary or such Affiliate or of all or any substantial part of the assets, domestic or foreign, of the Company, such Subsidiary or such Affiliate and such case or other proceeding shall continue undischarged, undismissed and unstayed for sixty (60) days.

         (h)  Litigation.  The Company or any other Person a party thereto shall
              ----------
challenge or contest in any action, suit or proceeding in any court or before any arbitrator or governmental body the validity or enforceability of this Reimbursement Agreement or any Related Document or the enforceability of, or the perfection or priority of the Bank's Lien in any of the Collateral.

         (i)      [Intentionally Omitted]

         (j)      [Intentionally Omitted]

         (k)  ERISA.  (i) Any  Termination  Event  with  respect to a Plan shall
              -----
occur; (ii) any Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA or (iii) the Company is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Company's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

         (l)       [Intentionally Omitted]

         (m) Sale of Project.  The Company or the Issuer  shall sell,  convey or
             ---------------
otherwise transfer any of its interest in all or a portion of the Project provided, however, that the Company may transfer personal property in the ordinary course of business.

         (n) Related  Documents  Defaults.  Any "Event of Default"  under and as
             ----------------------------
defined in any Related Document shall occur.

         (o) Priority of Bank's Lien.  The Bank's Lien in any of the  Collateral
             -----------------------
shall for any reason cease to be a valid, enforceable and first-priority Lien, subject only to Permitted Liens.

         (p) Affiliate Guaranties Defaults.  Any "Event of Default" under and as
             -----------------------------
defined in any Affiliate Guaranty shall occur.

         Section 8.2.  Remedies.
                       --------

         (a) If any Event of Default (other than any Event of Default specified in Section 8.1.(f) or (g)) shall have occurred and be continuing, the Bank may
(i) give notice to the Trustee pursuant to Section 6.02 of the Indenture requesting the Trustee to declare the principal of all Bonds then outstanding and all interest accrued and unpaid thereon to be due and payable, or (ii) make demand upon the Company to, and forthwith upon such demand the Company shall, pay to the Bank in same day funds at the Bank's office designated in such demand, for deposit into the Cash Collateral Account, an amount equal to the maximum amount then available to be drawn under the Letter of Credit. If any Event of Default specified in sections 8.1.(f) or (g) shall have occurred and be continuing, (x) the Bank shall give notice to the Trustee pursuant to Section
6.02 of the Indenture requesting the Trustee to declare the principal of all Bonds then outstanding and all interest accrued and unpaid thereon to be due and payable and (y) the Company shall pay to the Bank, immediately and without any demand or notice by the Bank whatsoever, in same day funds at the Bank's office designated in Section 9.1., for deposit in the Cash Collateral Account, an amount equal to the maximum amount then available to be drawn under the Letter of Credit.

         Section 8.3.  Additional Rights.
                       -----------------

         The Bank shall have the right, upon the happening of any Event of Default, in addition to any rights or remedies available to it hereunder, under the Deed to Secure Debt and any other Related Document, to exercise all other rights and remedies available to it by agreement, at law or in equity.

         Section 8.4.  Cash Collateral Account.
                       -----------------------

         (a) Upon the happening of any Event of Default, in addition to any other rights or remedies available to it hereunder, the Bank may require the Company to create and the Company hereby agrees to create a demand deposit account with the Bank (the "Cash Collateral Account"). The Cash Collateral
Account shall be in the name of the Company, but under the sole dominion and control of the Bank and subject to the terms hereof.

         (b) If requested by the Company and subject to the right of the Bank to withdraw funds from the Cash Collateral Account as provided below, the Bank will, so long as no Event of Default referred to Sections 8.1.(a), (f) or (g) shall have occurred and be continuing, from time to time invest funds on deposit in the Cash Collateral Account, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case in such Eligible Securities as the Company may select and notify to the Bank. Such proceeds, interest or income which are not so invested or reinvested in Eligible Securities shall, except as otherwise provided in this Section, be deposited and held by the Bank in the Cash Collateral Account. Eligible Securities from time to time purchased and held pursuant to this subsection shall be referred to as "Collateral Securities" and shall, for purposes of this Reimbursement Agreement, constitute part of the funds held in the Cash Collateral Account in amounts equal to their respective outstanding principal amounts.

         (c) If at any time the Bank determines that any funds held in the Cash Collateral Account are subject to any right or claim of any Person other than the Bank or that the total amount of such funds is less than the maximum amount at such time available to be drawn under the Letter of Credit, the Company will, forthwith upon demand by the Bank, pay to the Bank, as additional funds to be deposited and held in the Cash Collateral Account, an amount equal to the excess of (i) such maximum amount at such time available to be drawn under the Letter of Credit over (ii) the total amount of funds, if any, then held in the Cash Collateral Account which the Bank determines to be free and clear of any such right and claim.

         (d) The Company hereby pledges and collaterally assigns to the Bank, and grants to the Bank a security interest in, all funds held in the Cash Collateral Account (including Collateral Securities) from time to time and all proceeds thereof, as security for the Obligations. Nothing in this Section, however, shall either obligate the Bank to require any funds to be deposited in the Cash Collateral Account or limit the right of the Bank, which it may exercise at any time and from time to time, to release to the Company any funds held in the Cash Collateral Account pursuant to the other provisions of this Section.

         (e) The Bank may, at any time or from time to time after funds are either deposited in the Cash Collateral Account or invested in Collateral Securities, after selling, if necessary, any Collateral Securities, apply funds then held in the Cash Collateral Account to the payment of any amounts, in such order as the Bank may elect, as shall have become or shall become due and payable by the Company to the Bank under this Reimbursement Agreement; provided, however, the Bank shall not use any such funds to pay any drawings under the Letter of Credit. The Company agrees that, to the extent notice of sale of any Collateral Securities shall be required by law, at least five Business Days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it will so adjourned.

         (f) Neither the Company nor any Person claiming on behalf of or through the Company shall have any right to withdraw any of the funds held in the Cash Collateral Account, except as otherwise provided in subsection (f) below and except that upon the termination of the Letter of Credit in accordance with its terms and the indefeasible payment and satisfaction in full of all Obligations, any funds remaining in the Cash Collateral Account shall be returned by the Bank to the Company or paid to whomever may be legally entitled thereto.

         (g) So long as no Event of Default shall have occurred and be continuing but subject to the immediately preceding subsection (b), the Bank will release to the Company or at its order (i) interest or other income received on Collateral Securities and (ii) at the written request of the Company, funds held in the Cash Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of (x) the total amount of funds held in the Cash Collateral Account over (y) the maximum amount available to be drawn under the Letter of Credit.

         (h) The Company agrees that it will not (i) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein, or
(ii) create or permit to exist any Lien upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Reimbursement Agreement.

         (i) The Bank shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Bank accords its own property, it being understood that the Bank shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.


                            ARTICLE 9. MISCELLANEOUS

         Section 9.1.  Notices.
                       -------

Unless otherwise provided herein, notices and other communications provided for or permitted hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

         If to the Company:

                  Abrams Riverside, LLC
                  c/o Abrams Properties, Inc.
                  1945 The Exchange, Suite 400
                  Atlanta, Georgia  30339-2029
                  Attention:  Melinda S. Garrett
                  Telephone:  (770) 953-1777
                  Telecopy:  (770) 953-9922

                  with a copy to:

                  Holt, Ney, Zatcoff & Wasserman, LLP
                  100 Galleria Parkway, Suite 600
                  Atlanta, Georgia  30339
                  Attention:  Sanford H. ("Sandy") Zatcoff
                  Telephone:  (770) 956-9600
                  Telecopy:  (770) 956-1490

If to the Bank:

                  NationsBank, N.A.
                  Northwest Commercial Banking Center
                  Riverwood 100
                  3350 Riverwood Cir., N.W.
                  Atlanta, Georgia  30339-3340
                  Attention:  Helen T. Cease
                  Telephone:  (770) 850-8490
                  Telecopier:  (770) 850-5496

                  with a copy to:

                  Alston & Bird LLP
                  One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3424
                  Attention:  Karol V. Mason
                  Telephone:  (404) 881-7000
                  Telecopier:  (404) 881-7777

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective when received. In the case of notice permitted by telephone, all such notices shall be confirmed in writing within one Business Day upon the giving thereof; provided, however, the terms of any such telephonic notice shall be controlling over any conflicting terms contained in the confirmatory written notice.

         Section 9.2.  Fees and Expenses.
                       -----------------

         The Company will pay all out-of-pocket expenses of the Bank in connection with:

         (a) the preparation, execution and delivery of this Reimbursement Agreement and each of the Related Documents, whenever the same shall be executed and delivered, including appraisers' fees, title insurance fees, search fees, recording fees and the reasonable fees and disbursements of Alston & Bird LLP, counsel for the Bank, as actually incurred based upon the total number of hours of work performed and not based upon the statutory limit set forth in Official Code of Georgia Annotated Section 13-1-11;

         (b) the preparation, execution and delivery of any waiver, amendment or consent by the Bank relating to this Reimbursement Agreement or any of the Related Documents including reasonable fees and disbursements of counsel to the Bank;

         (c) any restructuring, refinancing or "workout" of the indebtedness evidenced by this Reimbursement Agreement and the Related Documents including the reasonable fees and disbursements of counsel to the Bank;

         (d) following an Event of Default, consulting with one or more Persons, including accountants and lawyers, concerning or related to the nature, scope or value of any right or remedy of the Bank hereunder or under any of the Related Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons and which consultations in any event shall be reasonable given the facts and circumstances;

         (e) the collection or enforcement of the obligations of the Company under this Reimbursement Agreement or any Related Document including the reasonable fees and disbursements of counsel to the Bank if such collection or enforcement is done by or through an attorney;

         (f) prosecuting or defending any claim in any way arising out of, related to, or connected with this Reimbursement Agreement or any of the Related Documents, which expenses shall include the reasonable fees and disbursements of legal counsel, experts and other consultants retained by the Bank;

         (g) the exercise by the Bank of any right or remedy granted to it under this Reimbursement Agreement or any of the Related Documents, including the reasonable fees and disbursements of counsel to the Bank; and

         (f) to the extent not already covered by any of the preceding subsections, any bankruptcy or other proceeding of the type described in Sections 8.1.(f) or (g), and the fees and disbursements of counsel to the Bank incurred in connection with the representation of the Bank in any matter relating to or arising out of any such proceeding, including without limitation
(i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Bank and
(iii) the negotiation and preparation of any plan of reorganization of the Company, whether proposed by the Company, the Bank or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

         Section 9.3.  Litigation.
                       ----------

         (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE COMPANY AND THE BANK WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND LIKELY TO RESULT IN UNDESIRABLE EXPENSE AND DELAY. ACCORDINGLY, THE BANK AND THE COMPANY HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE COMPANY ARISING OUT OF, OR RELATING TO, THIS REIMBURSEMENT AGREEMENT OR ANY OF THE RELATED DOCUMENTS.

         (b) EACH OF THE COMPANY AND THE BANK HEREBY AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA, OR AT THE OPTION OF THE BANK ANY STATE COURT LOCATED IN DOUGLAS COUNTY, GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE BANK PERTAINING DIRECTLY OR INDIRECTLY TO THIS REIMBURSEMENT AGREEMENT OR ANY OF THE RELATED DOCUMENTS OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURT, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE COMPANY'S ADDRESS FOR NOTICES. SHOULD THE COMPANY FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SERVED IN ACCORDANCE WITH APPLICABLE LAW WITHIN THIRTY DAYS AFTER THE SERVICE THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE BANK OR THE ENFORCEMENT BY THE BANK OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

         (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

         Section 9.4.  Right of Set-Off.
                       ----------------

         The Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other Indebtedness at any time owing, by the Bank to or for the credit or the account of the Company against any and all of the obligations, irrespective of whether or not the Bank shall have made any demand hereunder and although such Obligations may be contingent or unmatured. The Bank agrees promptly to notify the Company after any such set-off and application above, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including without limitation, other rights of set-off) which the Bank may have.

         Section 9.5.  Indemnification.
                       ---------------

         The Company hereby agrees to indemnify the Bank and any of its officers, directors, shareholders, controlling Persons, employees, agents and attorneys (collectively, "Indemnified Persons") and to hold such Indemnified Persons harmless from and against, any and all claims, damages, losses, liabilities, costs or expenses which any Indemnified Person may incur or which may be claimed by any Person against any Indemnified Person:

         (a) by reason of any inaccuracy in any material respect, or any untrue statement or alleged untrue statement of any material fact, contained in the Preliminary Official Statement or the Official Statement or any amendment or supplement thereto, or by reason of the omission or alleged omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of any action or proceeding alleging an inaccuracy in a material respect, or an untrue statement, with respect to information supplied by and describing the Bank in the Preliminary Official Statement or the Official Statement (the "Bank Information"), (i) indemnification by the Company pursuant to this Section shall be limited to the costs and expenses of the Indemnified Person (including fees and expenses of Bank's counsel) of defending itself against such allegation, (ii) if in any such action or proceeding it is finally determined that the Bank Information contained an inaccuracy in a material respect or an untrue statement, then the Company shall not be required to indemnify the Indemnified Person for any claims, damages, losses, liabilities, costs or expenses to the extent caused by such inaccuracy or untrue statement, and (iii) if any such action or proceeding shall be settled by the Indemnified Person without there being a final determination to the effect described in the preceding clause (ii), then the Company shall be required to indemnify the Indemnified Person pursuant to this Section only if such action or proceeding is settled with the Company's consent; or

         (b) by reason of or in connection with the execution, delivery or performance of the Bonds, the Indenture, or the Agreement, or any transaction contemplated by the Indenture or the Agreement; or

         (c) by reason of or in connection with the lawful execution and delivery or transfer of, or payment or failure to make lawful payment under, the Letter of Credit;

provided,  however,  that the Company shall not be required to indemnify or hold
--------   -------
harmless an Indemnified Person pursuant to this Section for any claims, damages, losses, liabilities, costs or expenses to the extent caused by such Indemnified Person's willful misconduct or gross negligence. Nothing in this Section is intended to limit the Company's obligations contained in Section 2.2. Without prejudice to the survival of any other obligation of the Company hereunder, the indemnities and obligations of the Company contained in this Section shall survive the payment in full the Obligations and the termination of the Letter of Credit.

         Section 9.6.  Amendments.
                       ----------

         Except as otherwise expressly provided in this Reimbursement Agreement, any consent or approval required or permitted by this Reimbursement Agreement or in any Related Document to be given by the Bank may be given, and any term of this Reimbursement Agreement or of any Related Document may be amended, and the performance or observance by the Company of any terms of this Reimbursement Agreement or such Related Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the written consent of the Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Company shall entitle the Company to other or further notice or demand in similar or other circumstances.

         Section 9.7.  Survival.
                       --------

         Notwithstanding any termination of this Reimbursement Agreement or of any of the Related Documents, the indemnities to which the Bank and the other Indemnified Persons are entitled under the provisions of Sections 9.2. and 9.5. and any other provision of this Reimbursement Agreement and the Related Documents, shall continue in full force and effect and shall protect the Bank and the other Indemnified Persons against events arising after such termination as well as before.

         Section 9.8.  Titles and Captions.
                       -------------------

         Titles and captions of Articles, Sections, subsections and clauses in this Reimbursement Agreement are for convenience only, and neither limit nor amplify the provisions of this Reimbursement Agreement.

         Section 9.9.  Severability of Provisions.
                       --------------------------

         To the greatest extent permitted by law, any provision of this Reimbursement Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 9.10.  GOVERNING LAW.
                        -------------

         THIS REIMBURSEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 9.11.  Assignment.
                        ----------

         The provisions of this Reimbursement Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Reimbursement Agreement or any Related Document.

         Section 9.12.  Participations.
                        --------------

         The Bank may at any time sell, assign, transfer, negotiate, and grant participations in, or otherwise dispose of, all or any portion of its rights, benefits and/or obligations under this Reimbursement Agreement and under any Related Document to any Person and in the event of any such disposition by the Bank, all references herein to the Bank shall be deemed a reference to the Bank's transferee or participant to the extent of its participation. The Company hereby consents to the disclosure of financial or other information received by the Bank concerning the Company to the Bank's transferee or participant (or prospective transferees and participants). The Company hereby agrees that any transferee or participant purchasing a participation in the Bank's rights under this Reimbursement Agreement may exercise all rights of offset, banker's lien and counterclaim with respect to such participation. In the case of any such transfer, participation or disposition, such transferee or participant shall have all rights and duties under this Reimbursement Agreement as if such transferee or participant were the Bank.

         Section 9.13.  Further Assurances.
                        ------------------

         The Company will, at any and all times, pass, execute and deliver all such further documents, resolutions, assignments, recordings, filings, transfers and assurances as may be necessary or desirable in the reasonable judgment of the Bank for the better assuring and confirming of all of the rights, revenues and other funds pledged or assigned to or mortgaged for the payment of the Company's obligations hereunder, or intended so to be. The Company hereby authorizes and empowers the Bank to sign on behalf of the Company as its attorney-in-fact, and to file, any financing or continuation statement or any amendments thereto with respect to any security pledged or assigned to the Bank in accordance with the Uniform Commercial Code or any applicable jurisdiction.

         Section 9.14.  Counterparts.
                        ------------

         This  Reimbursement   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and which shall constitute the same agreement.

         Section 9.15.  ENTIRE AGREEMENT.
                        ----------------

         THIS REIMBURSEMENT AGREEMENT AND THE OTHER RELATED DOCUMENTS SET FORTH AND CONSTITUTE THE ENTIRE AGREEMENT BETWEEN HE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS SET FORTH HEREIN AND THE CREDIT FACILITY DESCRIBED HEREBY.

                         (Signatures on following page)

         IN WITNESS WHEREOF, the parties hereto have caused this Letter of Credit and Reimbursement Agreement to be duly executed and delivered under seal as of the date first above written.

                            ABRAMS RIVERSIDE, LLC

                             By:      ABRAMS PROPERTIES, INC., its sole  member


                             By:     /s/ Alan R. Abrams
                                    Title: President


                             ATTEST:



                             By: /s/ Melinda S. Garrett
                                Title: Asst. Secretary


                                                     (CORPORATE SEAL)


                    (Signatures continued on following page)

        (Signature page to Letter of Credit and Reimbursement Agreement)


                                           NATIONSBANK, N.A.



                                           By: /s/ Helen Cease
                                           Title: Senior Vice President

                               EXHIBIT A to LETTER OF CREDIT
                              AND REIMBURSEMENT AGREEMENT

                          IRREVOCABLE LETTER OF CREDIT

                                NATIONSBANK, N.A.


Letter of Credit No.    Issue Date      Stated Expiration Date    Maximum Amount

   931974            November 12, 1997    November 15, 2002       $11,162,739.72


AmSouth Bank
1901 Sixth Avenue North - 7th Floor
Birmingham, Alabama  35203
Attention:  Corporate Trust Department

Ladies and Gentlemen:

         At the request and on the instructions of our customer, Abrams Riverside, LLC, a Georgia limited liability company (the "Company"), we hereby establish this Irrevocable Letter of Credit (the "Letter of Credit") in the amount not to exceed $11,162,739.72 (the "Initial Stated Amount"; and, as the same may from time to time be reduced and thereafter reinstated as hereinafter provided, the "Available Amount"), consisting of (i) an aggregate amount not exceeding $11,000,000, which may be drawn upon with respect to payment of the unpaid principal amount of, or portion of, the purchase price corresponding to the principal of, the Bonds, as certified to us and (ii) an aggregate amount not exceeding $162,739.72, which may be drawn upon with respect to the payment of interest on the Bonds or portion of the purchase price representing accrued interest on the Bonds, as certified to us, in your favor, as Trustee under that certain Trust Indenture, dated as of October 1, 1997 (the "Indenture"), by and between you, as Trustee, and Development Authority of Douglas County, Georgia (the "Issuer"), pursuant to which the Issuer has issued $11,000,000 in aggregate principal amount of its Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997 (the "Bonds"). This Letter of Credit is effective immediately and expires on November 15, 2002, or such later date to which the Stated Expiration Date has been extended in accordance with the terms hereof (the "Stated Expiration Date").

         We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, (1) in one or more drawings by your draft payable one Business Day (as hereinafter defined) after sight, drawn on us, and accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto (such draft being your

"Interest Draft"), an amount not to exceed $162,739.72 (representing 36-days' interest on the Bonds at a maximum rate of 15% per annum, computed on the basis of actual number of days elapsed over a year of 365 or 366 days, as applicable), subject to reduction or reinstatement, if applicable, as hereinafter provided,
(2) in one or more drawings by your draft or drafts payable one Business Day after sight, drawn on us, and, for each such drawing, accompanied by your written and completed certificate signed by you in substantially the form of Annex B attached hereto (any such draft being your "Partial Redemption Draft"), an aggregate amount not to exceed $11,000,000, subject to reduction as hereinafter provided, (3) in one or more drawings by your draft or drafts payable one Business Day (or in certain circumstances as-described herein on-the same Business Day) after sight, drawn on us, and, for each such drawing, accompanied by your written and completed certificate signed by you in substantially the form of Annex C attached hereto (any such draft being your "Mandatory Purchase Draft"), an aggregate amount not to exceed $11,162,739.72 (representing the principal amount of the Bonds plus 36 days' interest coverage at a maximum rate of 15% per annum, computed on the basis of actual number of days elapsed over a year of 365 or 366 days, as applicable), subject to reduction or reinstatement, if applicable, as hereinafter provided, and (4) in a single drawing by your draft payable one Business Day after sight, drawn on us, and accompanied by your written and completed certificate signed by you in the form of Annex D attached hereto (such draft being your "Final Draft"), an amount not to exceed $11,162,739.72 (representing the principal amount of the Bonds plus 36-days' interest coverage at a maximum rate of 15% per annum, computed on the basis of actual number of days elapsed over a year of 365 or 366 days, as applicable), subject to reduction as hereinafter provided. Any such draft, with the accompanying certificate, drawn in strict conformity with the terms and conditions of this Letter of Credit and presented at our office as hereinafter set forth prior to 11:00 a.m. (Atlanta, Georgia time) on any Business Day shall be honored by us not later than 3:00 p.m. (Atlanta, Georgia time) on the same day or on such later Business Day as you may specify. Any such draft, with the accompanying certificate, drawn in strict conformity with the terms and conditions of this Letter of Credit and presented at our office as hereinafter set forth after the time specified hereinabove shall be honored by us not later than 3:00 p.m. (Atlanta, Georgia time) on the next Business Day thereafter or on such later Business Day as you may specify.

         Your right to draw on us by your Interest Draft(s) shall be reduced by the amount of any drawing or drawings theretofore made on us by your Mandatory Purchase Draft(s) and attributable to interest on the Bonds, unless reinstated. Your right to draw on us by your Partial Redemption Draft(s), your Mandatory Purchase Draft(s) and your Final Draft shall also be reduced by the amount of any drawing or drawings theretofore made on us by your Partial Redemption Draft(s) and, unless reinstated, your Mandatory Purchase Draft(s).

         Your  right to draw on us in a single  drawing by your  Interest  Draft under clause (1) above shall be automatically and irrevocably reinstated and, effective the first Business Day following the date of our honoring such Interest Draft and you shall again be irrevocably authorized to draw on us in accordance with clause (1) and the other terms and conditions referred to or set forth above, in a drawing by your Interest Draft; and this automatic reinstatement of your right to draw on us by your Interest Draft under clause
(1) above shall be applicable to successive drawings by your Interest Drafts under clause (1) so long as this Letter of Credit shall not have terminated as set forth below.

         If you shall draw on us by your Mandatory Purchase Draft and thereafter you shall receive and confirm to us by telephone at telephone number (214) 508-3153 that you hold in trust for our account collected and immediately available funds constituting the proceeds of the remarketing of all or a portion of the Bonds tendered to you for purchase in accordance with the terms of the Indenture, such confirmation shall automatically reinstate your right to draw on us (i) by your Interest Draft under clause (1) above in the amount of the drawing made on us by such Mandatory Purchase Draft and attributable to interest on the Bonds that have been remarketed and for which you are holding proceeds,
(ii) by your Partial Redemption Draft(s) under clause (2) above, in the amount of the drawing made on us by such Mandatory Purchase Draft and attributable to principal on the Bonds that have been remarketed and for which you are holding proceeds and (iii) by your Mandatory Purchase Draft(s) under clause (3) above and your Final Draft under clause (4) above, in the amount of the drawing made on us by such Mandatory Purchase Draft and attributable to the Bonds that have been remarketed and for which you are holding proceeds. Upon the resale and delivery of the Bonds in such amount under the Indenture and your telephonic confirmation to us, you shall again be irrevocably authorized to draw on us in accordance with clauses (1) through (4) in the second paragraph hereof, and the other terms and conditions referred to or set forth above, in a single or multiple drawing as set forth above; and this automatic reinstatement of your right to draw on us shall be applicable to successive drawings hereunder so long as this Letter of Credit shall not have been terminated as set forth below. We shall thereafter promptly confirm such reinstatement in writing, but such written confirmation to you by us shall not be required to effect such reinstatement.

         Subject to the provisions set forth above for reinstatement of amounts drawn under the Letter of Credit by your Mandatory Purchase Draft(s), drawings under the Letter of Credit honored by us shall not, in the aggregate, exceed the face amount of this Letter of Credit as reduced from time to time as hereinabove provided.

         Funds under this Letter of Credit are available to you against (1) your Interest Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto, (2) your Partial Redemption Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex B attached hereto, (3) your Mandatory Purchase Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex C attached hereto, and (4) your Final Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex D attached hereto. To the extent that amounts are available to be drawn by your Interest Draft, such Interest Draft may be presented together with your Partial Redemption Draft (but not your Final

Draft). Each such draft shall include thereon a reference to the number of this Letter of Credit and each such draft and certificate shall be dated the date of its presentation and shall be presented at our office located at NationsBank of Texas, N.A., Letter of Credit Dept., 901 Main Street, 9th Floor, Dallas, Texas 75202, Attention: Standby Letter of Credit Department, or if delivered via facsimile, to facsimile number (214) 508-3928, or at any other office which may be designated by us on at least five Business Days' prior written notice to you. Demand for payment hereunder may also be made in the form of facsimile transmission of the final Draft hereunder to the address and telecopy number shown above, but only after first giving notice to us in the form of a facsimile transmission at (214) 508-3928, and receiving verbal approval to telecopy such Final Draft to us at telephone number (214) 508-3153. You must confirm our receipt of each telecopied Final Draft by telephoning the above numbers Only upon such confirmation shall the demand under the Final Draft be deemed made. We agree that all payments made by us hereunder will be made with our own funds.

         This Letter of Credit shall automatically terminate upon the earliest to occur of: (i) our honoring your Final Draft hereunder; (ii) your surrendering this Letter of Credit to us for cancellation as a result of (A) the payment in full of the Bonds (whether by maturity, acceleration, redemption or otherwise) pursuant to the provisions of the Indenture or (B) the acceptance by you of an Alternate Credit Facility (as defined in the Indenture), as certified by you to us; (iii) the Stated Expiration Date; or (iv) the Business Day following the Conversion Date (as defined in the Indenture), unless waived in writing by us prior to the Conversion Date.

         If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt written notice that the demand was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Such notice shall be sent to you by telecopy to the following number: (205) 581-7661, Attention: Corporate Trust Department. Upon being notified that the demand was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are able to do so in accordance with terms of this Letter of Credit and within the expiration date of the Letter of Credit.

         Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at NationsBank of Texas, N.A., Letter of Credit Department, 901 Main Street, 9th Floor, Dallas 75202, Attention: Standby Letter of Credit Department, and specifically referring to the number of this Letter of Credit. The term "Business Day" as used herein shall mean any Monday, Tuesday, Wednesday, Thursday or Friday on which each of the Trustee, the Remarketing Agent and us is open for business; provided, that for purposes of counting the number of Business Days prior to a given day, "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday on which each of the Trustee, the Remarketing Agent and we are scheduled to be open for business regardless of whether each such entity is in fact open for business on such day.

         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") with the exceptions of Articles 48(f) and 48(g) thereof. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Georgia and shall, as to matters not governed by the Uniform Customs, be governed by and constructed in accordance with the laws of the State of Georgia, including the Uniform Commercial Code as in effect in the State of Georgia.

         Any drawing under this Letter of Credit will be paid from our general funds and not directly or indirectly from funds or collateral deposited with us for our account by the Company, or pledged with or for our account by the Company.

         This Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a written and completed certificate signed by you in the form of Annex E attached hereto. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee in the form of this Letter of Credit.

         The Stated Expiration Date may be extended from time to time, at our sole discretion, by our delivery to you of a written and completed certificate in the form of Annex F hereto. Each such extension of the Stated Expiration Date shall become effective on the Business Day following delivery of such notice to you and thereafter all references in this Letter of Credit to the Stated Expiration Date shall be deemed to be references to the date designated as such in such notice. Any date to which the Stated Expiration Date has been extended as herein provided may, at our sole discretion, be extended in a like manner. No further action shall be required to extend such expiration date, and no substitute letter of credit shall be issued to effect such extension.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), other than the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

                                                     Very truly yours,

                                                     NATIONSBANK, N.A.



                                                     By:_______________________
                                                          Its:_________________

                                     ANNEX A

                      CERTIFICATE FOR DRAWING IN CONNECTION
                       WITH THE PAYMENT OF INTEREST ON THE
                DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA
                  TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (ABRAMS RIVERSIDE, LLC PROJECT), SERIES 1997

         The undersigned, a duly authorized officer of AmSouth Bank, a state banking corporation organized and existing under the laws of the State of Alabama, as trustee (the "Trustee"), hereby certifies to NationsBank, N.A., a national banking association, as issuer of the Letter of Credit (the "Bank"), with reference to Irrevocable Letter of Credit No. ____________ (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the trustee under the Indenture for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, pursuant to the terms of the Indenture, of interest on the Bonds, which payment is due and payable on a regular interest payment date on the record date for such interest payment date, and none of such Bonds for which interest is drawn pursuant to the draft were held of record by the Company or by the Bank, its designees, as pledgee of the Company.

         (3) The amount of the Interest Draft accompanying this Certificate is $___________, being drawn in respect of such interest, and does not include any amount of interest on the Bonds included in any Interest Draft or Mandatory Purchase Draft (that has not been reinstated) presented to you and not dishonored by you on or prior to the date of presentation hereof.

         (4) [The Interest Draft accompanying this Certificate is the first Interest Draft presented by the Trustee under the Letter of Credit.]<F1> [The Interest Draft accompanying this Certificate is an Interest Draft presented by the Trustee under the Letter of Credit.]<F2>

         (5) The amount of the Interest Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by an Interest Draft under the Letter of Credit.

-----------------------------
[FN]
<F1>   To be used in the Certificate relating to the first interest Draft only.

<F2>   To be used  in each  Certificate  relating  to each Interest Draft other than the first Interest Draft.

         (6) This Certificate and the Interest Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which interest on the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

         All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ____ day of _________________, 19__.


                                                 AMSOUTH BANK, as Trustee



                                                 By:____________________________
                                                     Its:     Authorized Officer

                                     ANNEX B

                   CERTIFICATE FOR DRAWING IN CONNECTION WITH
            THE PAYMENT OF PRINCIPAL AND UP TO THIRTY-SIX (36) DAYS'
                     INTEREST UPON PARTIAL REDEMPTION OF THE
                DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA
                  TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (ABRAMS RIVERSIDE, LLC PROJECT), SERIES 1997

         The undersigned, a duly authorized officer of AmSouth Bank, a state banking corporation organized and existing under the laws of the State of Alabama (the "Trustee"), hereby certifies to NationsBank, N.A., a national banking association, as issuer of the Letter of Credit (the "Bank"), with reference to Irrevocable Letter of Credit No. ______________ (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the trustee under the Indenture for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment, pursuant to the terms of the Indenture, of less than all of the unpaid principal of the Bonds which are outstanding under the Indenture, of the unpaid principal amount of and up to thirty-six (36) days' accrued and unpaid interest on, the Bonds to be redeemed pursuant to the Indenture (other than Bonds presently held of record by the Company or by the Bank, or its designee, as pledgee of the Company).

         (3) The amount of the Partial Redemption Draft accompanying this Certificate is equal to the sum of (i) $__________ being drawn in respect of the payment of unpaid principal of the Bonds to be redeemed and (ii) $____________ being drawn in respect of the payment of thirty-six (36) days accrued and unpaid interest on such Bonds, and does not include any amount of principal on the Bonds included in any Partial Redemption Draft, Mandatory Purchase Draft that has not been reinstated or Final Draft presented to you and not dishonored by you on or prior to the date of presentation hereof.

         (4) The amount of the Partial Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn with respect to principal of the Bonds under the Letter of Credit.

         (5) This Certificate and the Partial Redemption Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which unpaid principal of the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Partial Redemption Draft accompanying this

Certificate, (a) the total amount available under the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent Partial Redemption Draft and Final Draft are automatically decreased by an amount equal to the amount specified in paragraph (3) above as being drawn in respect of the payment of unpaid principal and accrued interest thereon of the Bonds.

         All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ____ day of _________________, 19__.


                                                  AMSOUTH BANK, as Trustee



                                                  By:___________________________
                                                     Its:     Authorized Officer

                                     ANNEX C

                   CERTIFICATE FOR DRAWING IN CONNECTION WITH
            THE PAYMENT OF THE PURCHASE PRICE UPON MANDATORY PURCHASE
             OF THE DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA
                  TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (ABRAMS RIVERSIDE, LLC PROJECT), SERIES 1997

         The undersigned, a duly authorized officer of AmSouth Bank, a state banking corporation organized and existing under the laws of the State of Alabama, as trustee (the "Trustee"), hereby certifies to NationsBank, N.A., a national banking association, as issuer of the Letter of Credit (the "Bank"), with reference to Irrevocable Letter of Credit No. _____________ (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the trustee under the Indenture for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment of the purchase price of the Bonds which are outstanding within the meaning of the Indenture (other than Bonds presently held of record by the Company or an affiliate, or by the Bank, or its designee, as pledgee of the Company) upon mandatory purchase or optional or mandatory tender.

         (3) The amount of the Mandatory Purchase Draft accompanying this Certificate is $__________ (representing $___________ of principal and $__________ of interest), being drawn in respect of the payment of the purchase price of Bonds properly tendered or deemed tendered for purchase, and does not include any amount of principal on the Bonds included in any other Mandatory Purchase Draft (except to the extent of your reinstatement of the amount which may be drawn thereby under the terms of the Letter of Credit), or in any Partial Redemption Draft or Final Draft presented to you, and not dishonored by you, on or prior to the date of presentation hereof.

         (4) The Bonds being purchased with the proceeds of the Mandatory Purchase Draft accompanying this Certificate are being registered in the name of the Company or its nominee and held by the Trustee subject to the pledge of such Bonds to the Bank, all in accordance with the Indenture, the Pledge Agreement, dated as of October 1, 1997, by and among Abrams Riverside, LLC (the "Company"), the Bank and the Trustee, and the Letter of Credit and Reimbursement Agreement, dated as of October 1, 1997, by and between the Company and the Bank.

         (5) The amount of the Mandatory Purchase Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn under the Letter of Credit with respect to the purchase price of the Bonds.

         (6) This Certificate and the Mandatory Purchase Draft it accompanies are dated, and are being presented to the Bank on, the date that is not more than one Business Day prior to the date on which the purchase price of the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Mandatory Purchase Draft accompanying this Certificate, the total amount of the Letter of Credit and the amounts available to. be drawn by the Trustee thereunder by (i) any subsequent Mandatory Purchase Draft, Partial Redemption Draft, and Final Draft are automatically decreased by an amount equal to the amount specified in paragraph (3) above as being drawn in respect of the payment of unpaid principal of the Bonds, unless such amount is reinstated in the manner provided in the Letter of Credit, and (ii) any subsequent Interest Draft, Mandatory Purchase Draft and Final Draft is automatically decreased by an amount equal to the amount specified in paragraph
(3) above as being drawn in respect of the payment of unpaid interest on the Bonds, unless such amount is reinstated in the manner provided in the Letter of Credit.

         All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ____ day of _________________, 19__.


                                                  AMSOUTH BANK,  as Trustee



                                                  By:___________________________
                                                      Its:    Authorized Officer

                                     ANNEX D

                   CERTIFICATE FOR DRAWING IN CONNECTION WITH
                        THE PAYMENT OF ENTIRE OUTSTANDING
                        PRINCIPAL OF AND INTEREST ON THE
                DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA
                  TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (ABRAMS RIVERSIDE, LLC PROJECT), SERIES 1997
                 ---------------------------------------------

         The undersigned, a duly authorized officer of AmSouth Bank, a state banking corporation organized and existing under the laws of the State of Alabama, as trustee (the "Trustee"), hereby certifies to NationsBank, N.A., a national banking association, as issuer of the Letter of Credit (the "Bank"), with reference to Irrevocable Letter of Credit No. ____________ (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the trustee under the Indenture for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, either at stated maturity of the last Bonds to mature or upon acceleration or as a result of a redemption as a whole pursuant to the Indenture of the unpaid principal amount of, and up to thirty-six (36) days' accrued and unpaid interest on all of the Bonds which are outstanding within the meaning of the Indenture (other than Bonds presently held of record by the Company or by the Bank, or its designee, as pledgee of the Company) and any premium applicable to the Bonds upon such redemption or acceleration.

         (3) The amount of the Final Draft accompanying this Certificate is equal to the sum of (i) $__________ of the Bonds being drawn in respect of unpaid principal of the Bonds and (ii) $__________ being drawn in respect of unpaid interest on the Bonds, and does not include any amount of principal of or interest on the Bonds included in any Interest Draft or Mandatory Purchase Draft that has not been reinstated, or Partial Redemption Draft presented and not dishonored by you on or prior to the date of this Certificate.

         (4) The amount of the Final Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by a Final Draft under the Letter of Credit.

         (5) This Certificate and the Final Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which the unpaid principal of, and interest on, all of the Bonds which are outstanding under the Indenture is due and payable under the terms of the Bonds and the Indenture.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Final Draft accompanying this Certificate, the entire amount available to be drawn by the Trustee under the Letter of Credit shall have been drawn and the Letter of Credit shall terminate automatically.

         All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ____ day of _________________, 19__.


                                                  AMSOUTH BANK, as Trustee



                                                  By:___________________________
                                                      Its:    Authorized Officer

                                     ANNEX E

                            INSTRUCTIONS TO TRANSFER
                            ------------------------

                                                       __________________, 19__

NationsBank of Texas, N.A.
Letter of Credit Dept.
901 Main Street, 9th Floor
Dallas, Texas  75202
Attention:  Standby Letter of Credit Department

         Re:      Irrevocable Letter of Credit No. ______________

Ladies and Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:


                              (Name of Transferee)


                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit. Such transferee has succeeded the undersigned beneficiary as Trustee under the Indenture.

         By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of such Letter of Credit pertaining to transfers.

         Such Letter of Credit is returned herewith and in accordance therewith we ask you to transfer the same to the transferee or, if so requested by the transferee, to issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with such Letter of Credit.

         All capitalized terms used but not defined herein shall have the meaning assigned thereto in such Letter of Credit.

                                                  AMSOUTH BANK, as Trustee

                                                  By:__________________________
                                                     Its:    Authorized Officer

                                     ANNEX F

                              EXTENSION CERTIFICATE
                              ---------------------

                                                       __________________, 19__



AmSouth Bank
1901 Sixth Avenue North - 7th Floor
Birmingham, Alabama  35203
Attention: Corporate Trust Department

         Re:      NationsBank, N.A.
                  Irrevocable Letter of Credit No. _____________
                  Securing the Development Authority of Douglas County, Georgia Taxable Industrial Development Revenue Bonds (Abrams Riverside, LCC Project), Series 1997

Ladies and Gentlemen:

         Reference is made to that certain Irrevocable Letter of Credit No. ____________, dated October ___, 1997 (the "Letter of Credit"), issued by NationsBank, N.A. in your favor as beneficiary. We hereby extend the Stated Expiration Date (as defined in the Letter of Credit) from _______________, _____, to _______________, _____.

         Other than as set forth above, all rights of the beneficiary to draw under the above Letter of Credit shall remain as set forth in such Letter of Credit.


                         NATIONSBANK, N.A., as issuer of
                                                     the Letter of Credit



                                                  By:___________________________
                                                      Its:    Authorized Officer

                                    EXHIBIT B

                            FORM OF PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT, dated as of November 1, 1997 (this "Pledge Agreement"), by and among ABRAMS RIVERSIDE, LLC, a Georgia limited liability company (the "Company"), AMSOUTH BANK, as trustee (the "Trustee") and NATIONSBANK, N.A., as issuer of the Letter of Credit (the "Bank").

         WHEREAS, the Development Authority of Douglas County, Georgia (the "Issuer") is to issue $11,000,000 in aggregate principal amount of its Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997, (the "Bonds"), pursuant to that certain Trust Indenture, dated as of November 1, 1997 (the "Indenture"), by and between the Issuer and the Trustee, for the purpose of financing the acquisition, construction and equipping of a facility for the manufacturing of store fixtures, located in Douglas County, Georgia;

         WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of November 1, 1997 (the "Agreement"), by and between the Issuer and the Company, the Issuer will lease the Project to the Company and the Company has agreed to pay amounts under the Agreement to the Issuer at such times and in such amounts as necessary to provide for the payment of the principal of, premium (if any) and interest on, and the purchase price of, the Bonds when due;

         WHEREAS, in order to fulfill the requirements of the Indenture, the Company has requested that the Bank issue its Irrevocable Letter of Credit No. 931974, dated November 12, 1997 (the "Letter of Credit"), for the benefit of the Trustee and for the account of the Company, to provide a credit facility for payment of the principal of and interest on the Bonds on the scheduled due dates and upon redemption or acceleration;

         WHEREAS, the Bank is willing to issue the Letter of Credit subject to and on the terms and conditions of that certain Letter of Credit and Reimbursement Agreement, dated as of November 1, 1997 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Reimbursement Agreement"), by and between the Bank and the Company;

         WHEREAS, to secure its obligations to the Bank under the Reimbursement Agreement, the Company is willing to grant to the Bank a security interest in, among other things, the Pledged Bonds (as defined below); and

         WHEREAS, it is a condition precedent to the effectiveness of the Reimbursement Agreement and the issuance by the Bank of the Letter of Credit that the Company and the Trustee execute and deliver this Pledge Agreement;

         NOW, THEREFORE, in consideration of the premises, in order to induce the Bank to issue the Letter of Credit and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

         Section 1. Grant of Security Interest.  As security for the payment and
                    --------------------------
performance of the Obligations, the Company hereby grants to the Bank a security interest in, and pledges, assigns, transfers and delivers to the Bank, all of the Company's right, title and interest (if any) in and to all of the following (collectively, the "Pledged Bonds"): (a) any Bond during the period from and including the date of its purchase with amounts realized under the Letter of Credit to but excluding the date on which such Bond is remarketed to any Person other than the Bank, or the Company reimburses the Bank for the amounts drawn on the Letter of Credit to purchase such Bond, together with all proceeds thereof, and (b) all documents, books and records of the Company relating thereto.

         Section 2.  Representations and Warranties of the Company.  The Company
                     ---------------------------------------------
hereby represents and warrants to the Trustee and the Bank that: The execution, delivery and performance of this Pledge Agreement by the Company in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise; (a) require any Governmental Approval or violate any Applicable Law relating to the Company; (b) conflict with, result in a breach of or constitute a default under the articles of incorporation or bylaws of the Company, or any indenture, lease, loan or credit agreement, instrument or other contract or agreement to which the Company is a party or by which the Company or any of its properties may be bound; (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company; (d) no financing statement, mortgage, notice of lien, security agreement or any other agreement or instrument creating or giving notice of any Lien against any of the Pledged Bonds is in existence or on file in any public office; (e) on the date of delivery to the Bank or the Trustee, on behalf of the Bank, of any Pledged Bonds, neither the Issuer, the Remarketing Agent, nor the Trustee will have any right, title or interest in or to the Pledged Bonds; (f) the Company has, and on the date of delivery to the Bank or the Trustee, on behalf of the Bank, of any Pledged Bonds will have, full power, authority and legal right to grant to the Bank a security interest in all of the Company's right, title and interest (if any) in and to the Pledged Bonds pursuant to this Pledge Agreement and the terms of the Reimbursement Agreement; and (g) the pledge, assignment, transfer and delivery of the Pledged Bonds pursuant to this Pledge Agreement and the Reimbursement Agreement will create a valid, perfected and first-priority security interest in favor of the Bank in all right, title and interest of the Company (if any) in and to the Pledged Bonds.

          Section 3.  Covenants of the Company and the Trustee.  The Company and
                      ----------------------------------------
the Trustee hereby covenant and agree that:

         (a) The Company will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Bonds other than the security interest herein granted (if any), and will not sell, assign, transfer or otherwise dispose of any of the Pledged Bonds (or any interest therein).

         (b) The Trustee will at all times keep the Pledged Bonds separate and distinct from other property of the Trustee and shall keep accurate and complete records of the Pledged Bonds.

         (c) The Company will defend its right, title and interest (if any) in and to, and the Bank's security interest (if any) in, the Pledged Bonds against claims and demands of all Persons.

         Section 4.  The Pledged Bonds.
                     -----------------

         (a)      Payments  on the Pledged Bonds. If while this Pledge Agreement
                  ------------------------------
is in effect the Company shall become entitled to receive or shall receive any principal or interest payment in respect of any of the Pledged Bonds, the Company agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same forthwith to the Bank or to the Bank's nominee as directed by the Bank. All monies so paid in respect of the Pledged Bonds which are received by the Company and paid to the Bank or its nominee or received directly by the Bank or its nominee shall be credited against the Company's Obligations under the Reimbursement Agreement in accordance with the Reimbursement Agreement.

         (b)      Release of Pledged Bonds. If the Company makes or causes to be
                  ------------------------
made a payment to the Bank in respect of its reimbursement obligations under the Reimbursement Agreement with respect to the Pledged Bonds, the Bank agrees to release its security interest under this Pledge Agreement to the extent, in the manner and under the terms and conditions set forth below and to treat such payment in the manner set forth herein and to take all such other actions required to be taken by the Bank hereunder. Pledged Bonds shall be released hereunder and shall be delivered to the Company or on its order upon (i) payment in full to the Bank by the Company, or from the proceeds of remarketing of Pledged Bonds, of the amount of the drawing made by the Trustee with respect to such Pledged Bonds plus interest as provided in the Reimbursement Agreement to and through the date of such payment to the Bank, and (ii) receipt by the Bank thereafter of a notice directing the Bank to deliver to the Company or on its order, on the date specified in such notice, a principal amount of such Pledged Bonds equal to the principal portion of the amount so paid and setting forth the particular Pledged Bonds to be delivered. The Company shall (x) receive a credit against its obligations to pay interest pursuant to the Reimbursement Agreement to the extent of any amounts received by the Bank or its nominee as interest on any Pledged Bonds, and (y) receive a credit against its payment obligations under the Reimbursement Agreement to the extent of any amounts received by the Bank or its nominee as the principal due on any Pledged Bonds. The Trustee and the Bank shall not release any Pledged Bonds unless the Letter of Credit has terminated and any and all amounts due to the Bank have been paid in full or unless the Principal Component (as defined in the Letter of Credit) of the Stated Amount is reinstated in an amount equivalent to the sum of the outstanding principal amount of the Pledged Bonds to be released or sold, and the Interest Component (as defined in the Letter of Credit) of the Stated Amount is reinstated in an amount equal to 60-days' interest on such principal amount calculated at the Maximum Rate (as defined in the Letter of Credit) on the basis of a 365 or 366 day year, as applicable.

         Section 5. Remedies  Upon  Default.  In addition to any right or remedy
                    -----------------------
that the Bank may have under the Reimbursement Agreement, the other Related Documents or otherwise under Applicable Law, if an Event of Default shall have occurred, the Bank may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Bonds at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Bank in its discretion shall deem appropriate. The Bank shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Bonds for their own account in compliance with the Securities Act of 1933, as amended, and upon consummation of any such sale the Bank shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Bonds so sold. Each purchaser at any sale of Pledged Bonds shall take and hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the fullest extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which the Company now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. The Company agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' prior written notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. At any such sale, the Pledged Bonds, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Bank may determine in its sole and absolute discretion. In addition to exercising the power of sale herein conferred upon it, the Bank shall also have the option to proceed by suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Bonds or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         Section 6.  Application  of  Proceeds.  The proceeds of any sale of the
                     -------------------------
whole or any part of the Pledged Bonds shall be applied by the Bank in payment of any of the Obligations, in any order which the Bank may elect. The Company shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations.

         Section  7.  Bank  Appointed   Attorney-in-Fact.   The  Company  hereby
                      ----------------------------------
constitutes and appoints the Bank as the attorney-in-fact of the Company with full power of substitution either in the Bank's name or in the name of the Company to do any of the following: (a) to perform any obligation of the Company hereunder in the Company's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Bonds; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements or like papers to perfect, preserve or release the Bank's security interest in the Pledged Bonds or any of the documents, instruments, certificates and agreements described in Section 8; (d) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Company, representing any interest or other distribution payable in respect of the Pledged Bonds or any part thereof or on account thereof and to give full discharge for the same;
(e) to exercise all rights, powers and remedies which the Company would have, but for this Pledge Agreement, under the Pledged Bonds; and (f) to carry out the provisions of this Pledge Agreement and to take any action and execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Company or otherwise, deemed by the Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Bank to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Bonds or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Bank or omitted to be taken with respect to the Pledged Bonds or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Company or to any claim or action against the Bank. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 8. Further Assurances.  The Company shall, at its sole cost and
                    ------------------
expense, take all action that may be necessary or desirable in the Bank's opinion, or that the Bank may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Bank's security interest in the Pledged Bonds (if any), or to enable the Bank to exercise or enforce its rights hereunder, including without limitation, executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Bank, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder (if any). The Company agrees to take, and authorizes the Bank to take on the Company's behalf, any or all of the following actions with respect to any Pledged Bonds as the Bank shall deem reasonably necessary to perfect the security interest and pledge created hereby or to enable the Bank to enforce its rights and remedies hereunder: (a) to register in the name of the Bank any Pledged Bonds in certificated or uncertificated form; (b) to endorse in the name of the Bank any Pledged Bonds issued in certificated form; and (c) by book entry or otherwise, identify as belonging to the Bank a quantity of securities that constitutes all or part of the Pledged Bonds registered in the name of the Bank. Notwithstanding the foregoing the Company agrees that Pledged

Bond which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Bank. The Company hereby authorizes the Bank to execute and file in all necessary and appropriate jurisdictions (as determined by the Bank) one or more financing or continuation statements in the name of the Company and to sign the Company's name thereto. The Company authorizes the Bank to file any such financing statement, document or instrument without the signature of the Company to the extent permitted by applicable law. Any property comprising part of the Pledged Bonds required to be delivered to the Bank pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Company and by such other instruments or documents as the Bank or its counsel may request.

         Section 9.  Rights  Cumulative;  Non-Waiver  of Rights.  The rights and
                     -------------------------------------------
remedies of the Bank under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or failure on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of the Secured Party.

         Section 10.  Indemnification.  The Company agrees to indemnify and hold
                      ---------------
the Bank and any corporation controlling, controlled by, or under common control with, the Bank and any officer, attorney, director, shareholder, agent or employee of the Bank or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Pledge Agreement, including without limitation, the exercise by the Bank of any of its rights and remedies under this Pledge Agreement or any other action taken by the Bank pursuant to the terms of this Pledge Agreement; provided, however, the Company shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Company's obligations under this section shall survive the termination of this Pledge Agreement and the payment in full of the Obligations.

         Section 11. Continuing  Security Interest.  This Pledge Agreement shall
                     -----------------------------
create a continuing security interest in the Pledged Bonds and shall remain in full force and effect until indefeasible payment and performance in full of the Obligations. The Company and the Bank hereby agree that the security interest created by this Pledge Agreement in the Pledged Bonds shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Company or any Person designated by it of all or any portion of the Pledged Bonds.

         Section  12.  Notices.  Notices,  requests  and  other   communications
                       -------
required or permitted hereunder shall be given in accordance with the applicable terms of the Reimbursement Agreement.

         Section 13.  Governing Law. This PLEDGE Agreement shall be governed by,
                      -------------
and construed in accordance with, the laws of the State of Georgia.

         Section 14. Amendments. No amendment or waiver of any provision of this
                     ----------
Pledge Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 15. Binding Agreement;  Assignment. This Pledge Agreement shall
                     ------------------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Bonds, or any part thereof, or any cash or property held by the Bank as collateral under this Pledge Agreement.

         Section 16. Termination.  Upon indefeasible  payment and performance in
                     -----------
full of all of the Obligations, this Pledge Agreement shall terminate. Upon termination of this Pledge Agreement in accordance with its terms the Bank agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return Pledged Bonds in the Bank's possession to the Company, and (b) to evidence the termination of this Pledge Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 17.  Severability.  Whenever  possible,  each provision of this
                      ------------
Pledge Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Pledge Agreement to the greatest extent permitted by law.

         Section 18.  Headings. Section headings used herein are for convenience
                      --------
only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

         Section 19. Counterparts.  This Pledge Agreement may be executed in any
                     ------------
number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

         Section 20.  Definitions.  All terms not otherwise defined herein shall
                      -----------
have  the   respective   meanings  given  them  in,  or  by  reference  in,  the
Reimbursement Agreement.


                         (Signatures on following page)

         IN WITNESS WHEREOF, the parties hereto have executed and delivered under seal this Pledge Agreement as of the date first written above.


                                            THE COMPANY:

                                            ABRAMS RIVERSIDE, LLC

                                            By:      ABRAMS PROPERTIES, INC.,
                                                     sole member



                                            By:_________________________________
                                                 Title:_________________________


                    (Signatures continued on following page)

                      (Signature page to Pledge Agreement)

                                            THE BANK:

                                            NATIONSBANK, N.A.


                                            By:_________________________________
                                                 Title:_________________________



                    (Signatures continued on following page)

                      (Signature page to Pledge Agreement)

                                            THE TRUSTEE:

                                            AMSOUTH BANK, as Trustee



                                            By:________________________________
                                                 Title:_________________________

                                    EXHIBIT C


                            FORM OF EXTENSION REQUEST

                               ----------, -----

NationsBank, N.A.
Northwest Commercial Banking Center
Riverwood 100
3350 Riverwood Cir., N.W.
Atlanta, Georgia  30339
Attention:  Helen T. Cease

         1. Reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of November 1, 1997 (as amended from time to time, the "Reimbursement Agreement"), by and between Abrams Riverside, LLC (the "Company") and NationsBank, N.A. (the "Bank"). Unless otherwise indicated, all terms defined in the Reimbursement Agreement have the same respective meanings when used herein.

         2. Pursuant to Section 2.11. of the Reimbursement Agreement, the Company hereby requests (a) the Bank to consent to the extension of the Stated Expiration Date of the Letter of Credit from ____________, 19__ to _____________, 19__ and (b) the Bank to evidence such extension by delivering to the Trustee an amendment to the Letter of Credit which effects the extension of the Stated Expiration Date.

         3. The Company hereby certifies to the Bank, that, on the date of this Extension Request: (a) the representations and warranties set forth in the Reimbursement Agreement and the Related Documents to which the Company is a party are true and correct as if made on such date; (b) no Event of Default or Default has occurred and is continuing; and (c) each of the Related Documents remains in full force and effect.

         IN WITNESS WHEREOF, the Company has duly executed under seal this Extension Request on the date set forth above.


                                    ABRAMS RIVERSIDE, LLC

                                    By: Abrams Properties, Inc., its sole member


                                    By:   ______________________________________
                                          Title:

                                    [CORPORATE SEAL]

                                    EXHIBIT D


                    ATTACH FORM OF OPINION OF COMPANY COUNSEL

                                    EXHIBIT E

                           DEVELOPMENT COST BREAKDOWN

Company: Abrams Riverside, LLC

Project: The Project, as defined in the Trust Indenture, dated as of November 1, 1997, by and between the Development Authority of Douglas County, Georgia and AmSouth Bank, as trustee

Part A       --   Cost Items

       PART A-COST ITEMS                                                  TOTAL AMOUNT OF ITEM
        --------- ----------------------------------------------------- -- -------------------------
       |         |                                                     |  |                         |
       |   1     |                 Construction Costs                  |  |         6,444,201       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   2     |                Land Purchase Costs                  |  |         1,820,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   3     |         Site Preparation (included in #1)           |  |                 0       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   4     |              Tenant Finish Allowance                |  |                 0       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   5     |            Architect's Fees (Borrower)              |  |           226,404       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   6     |                 Real Estate Taxes                   |  |               633       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   7     |            Title Insurance & Exam-Owner             |  |            12,617       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   8     |           Attorney's Fees/Recording Fees            |  |            33,429       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |   9     |                   Appraisal Fee                     |  |             3,750       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  10     |              Real Estate Commissions                |  |                         |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  11     |           Surveyor's/Soil Test Fees/EPA             |  |            22,355       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  12     |              Inspecting Agent's Fees                |  |             4,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  13     |                Contingency Reserve                  |  |           366,866       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  14     |          Land/A&E Int. Before NB Closing            |  |            14,642       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  15     |                   Loan Interest                     |  |           253,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  16     |                    Underwriting                     |  |            49,500       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  17     |                      Printing                       |  |             1,125       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  18     |              Bond/Underwriter Counsel               |  |            37,500       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  19     |                    Bank Counsel                     |  |            20,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  20     |             Development Authority Fee               |  |            12,500       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  21     |           Development Authority Counsel             |  |             6,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  22     |                  Borrower Counsel                   |  |            20,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  23     |                   Rating Agency                     |  |            10,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  24     |               Trustee Acceptance Fee                |  |             4,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  25     |           Trustee Annual Fee-first year             |  |             4,325       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  26     |          Letter of Credit Fee-first year            |  |            60,500       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  27     |                  DTC, CUSIP, SDF                    |  |             2,100       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  28     |                Legal Out of Pocket                  |  |             5,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  29     |               Remarketing-first year                |  |             6,875       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  30     |                 Finishing Systems                   |  |         1,039,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  31     |               Dust Collection System                |  |           261,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  32     |              Layout Design Consultant               |  |            64,290       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  33     |           Legal-Sublease & Miscellaneous            |  |            15,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  34     |           Title Insurance Premium-Lender            |  |                50       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  35     |            Annual Assessment-Riverside              |  |             1,131       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  36     |                    Permits/Fees                     |  |            25,830       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  37     |                   Miscellaneous                     |  |             2,377       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |  38     |                 Developer Overhead                  |  |           150,000       |
       |---------|-----------------------------------------------------|--|-------------------------|
       |         |                           TOTALS                    |  |       $11,000,000       |
       ---------- ----------------------------------------------------- -- -------------------------

                                                        E-1

                                    EXHIBIT E

                           DEVELOPMENT COST BREAKDOWN
                                [TO BE ATTACHED]

                                   EXHIBIT F

                            AMORTIZATION SCHEDULE
                            ---------------------

                    YEAR                         PRINCIPLE

                    1999                               190,000
                    2000                               210,000
                    2001                               230,000
                    2002                               255,000
                    2003                               280,000
                    2004                               310,000
                    2005                               340,000
                    2006                               375,000
                    2007                               410,000
                    2008                               450,000
                    2009                               500,000
                    2010                               545,000
                    2011                               600,000
                    2012                               665,000
                    2013                               730,000
                    2014                               800,000
                    2015                               885,000
                    2016                               970,000
                    2017                             1,075,000
                    2018                             1,180,000
                                                     ---------

                   TOTAL                           $11,000,000